Nasdaq: SFNC 4th Quarter 2023 Earnings Presentation Contents 3 Company Profile 4 4Q23 Financial Highlights 12 Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital 18 Loan Portfolio 22 Credit Quality 26Appendix Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements. Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly-owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," “believe,” “continue,” "estimate," "expect," "foresee,“ “indicate,” “plan,” “potential,” “project,” “target,” "may," "might," "will," "would," "could,“ “should,” “likely” or "intend," future or conditional verb tenses, and variations or negatives of such terms or by similar expressions. These forward-looking statements include, without limitation, statements relating to the Company’s future growth; business strategies; product development; revenue; expenses (including interest expense and non-interest expenses); assets; loan demand (including loan growth, loan capacity, and other lending activity); deposit levels; asset quality; profitability; earnings; critical accounting policies; accretion; net interest margin; noninterest income; the Company's common stock repurchase program; adequacy of the allowance for credit losses; income tax deductions; credit quality; level of credit losses from lending commitments; net interest revenue; interest rate sensitivity (including, among other things, the potential impact of rising rates); loan loss experience; liquidity; capital resources; future economic conditions and market risk; interest rates; the expected benefits, milestones, timelines, and costs associated with the Company’s merger and acquisition strategy and activity; the Company’s ability to recruit and retain key employees; increases in, and cash flows associated with, the Company’s securities portfolio; legal and regulatory limitations and compliance and competition; anticipated loan principal reductions; plans for investments in and cash flows from securities; estimated earn back periods; discussions in various slides regarding the Company’s 2024 outlook; projections regarding securities investments and maturities thereof; estimates of future swap income set forth on slide 8; projections and estimates regarding 2024 expenses set forth on slide 11; the interest rate sensitivity estimates and projections noted on slide 16; and dividends. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in or implied by such forward-looking statements due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy; the availability of and costs associated with obtaining adequate and timely sources of liquidity; the ability to maintain credit quality; changes in general market and economic conditions; increased unemployment; labor shortages; possible adverse rulings, judgments, settlements and other outcomes of pending or future litigation; the ability of the Company to collect amounts due under loan agreements; changes in consumer preferences and loan demand; the effectiveness of the Company's interest rate risk management strategies; laws and regulations affecting financial institutions in general or relating to taxes; the effect of pending or future legislation; the ability of the Company to repurchase its common stock on favorable terms; the ability of the Company to successfully manage and implement its acquisition strategy and integrate acquired institutions; difficulties and delays in integrating an acquired business or fully realizing cost savings and other benefits of mergers and acquisitions; changes in interest rates, deposit flows, real estate values, and capital markets; increased inflation; customer acceptance of the Company's products and services; changes or disruptions in technology and IT systems (including cyber threats, attacks and events); changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL); the benefits associated with the Company’s early retirement program; political crises, war, and other military conflicts (including the ongoing military conflicts between Russia and Ukraine and between Israel and Hamas) or other major events, or the prospect of these events; increased competition; changes in governmental policies; loss of key employees; the soundness of other financial institutions and indirect exposure related to the closings of Silicon Valley Bank (“SVB”), Signature Bank and Silvergate Bank and their impact on the broader market through other customers, suppliers and partners (or that the conditions which resulted in the liquidity concerns with SVB, Signature Bank and Silvergate Bank may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships); increased delinquency and foreclosure rates on commercial real estate loans; and other risk factors. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the U.S. Securities and Exchange Commission, including, without limitation, the Company’s Form 10-K for the year ended December 31, 2022, and the Company’s Form 10-Q for the quarterly period ended March 31, 2023. In addition, there can be no guarantee that the board of directors (“Board”) of the Company will approve a quarterly dividend in future quarters, and the timing, payment, and amount of future dividends (if any) is subject to, among other things, the discretion of the Board and may differ significantly from past dividends. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this presentation. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Non-GAAP Financial Measures. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance and capital adequacy. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from net income (including on a per share diluted basis), pre-tax, pre-provision earnings, net charge-offs, income available to common shareholders, non-interest income, and non-interest expense certain income and expense items attributable to, for example, merger activity (primarily including merger-related expenses and Day 2 CECL provisions), gains and/or losses on sale of branches, net branch right-sizing initiatives, loss on redemption of trust preferred securities, gain on sale of intellectual property, FDIC special assessment charges and gain/loss on the sale of AFS investment securities. The Company has updated its calculation of certain non-GAAP financial measures to exclude the impact of gains or losses on the sale of AFS investment securities in light of the impact of the Company’s strategic AFS investment securities transactions during the fourth quarter of 2023, and has presented past periods on a comparable basis. In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets and tangible book value, which exclude goodwill and other intangible assets, and presents certain other figures to include the effect that accumulated other comprehensive income could have on the Company’s capital levels . The Company further presents certain figures that are exclusive of the impact of deposits and/or loans acquired through acquisitions, mortgage warehouse loans, and/or energy loans, or gains and/or losses on the sale of securities. The Company’s management believes that these non-GAAP financial measures are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, present the Company’s capital inclusive of the potential impact of AOCI (primarily comprised of unrealized losses on securities), as well as normalize for tax effects and certain other effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s ongoing businesses, and management uses these non-GAAP financial measures to assess the performance of the Company’s ongoing businesses as related to prior financial periods. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation.

Simmons First National Corporation A Mid-South based financial holding company serving our customers and the communities where we work and live since 1903 Company Overview $27.3 Billion total assets $22.2 Billion total deposits 114 Consecutive years Paying dividends3 $8.1 Billion Assets under Management/ Administration $16.8 Billion total Loans 120 Years of service 234 Financial Centers across Six States 14.4% Total RBC Ratio 7.7% TCE Ratio1 4.3% Dividend yield2 76% Loan to deposit ratio 0.33% NPA to Total assets 267% NPL Coverage Ratio Figures presented on this slide are as of December 31, 2023, unless otherwise noted 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation 2 Based on January 12, 2024, closing stock price of $18.69 and projected annualized dividend rate of $0.80 per share 3 The future payment of dividends is not guaranteed and is subject to various factors, including approval by the Company’s board of directors

4Q23 Financial Highlights

PPNR2 $29.5M $65.1M Revenue $177.6M $197.8M EPS (diluted) $0.19 $0.40 Net income $23.9M $50.2M 4Q23 Highlights 1 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliation 2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information Reported Adjusted1 Solid fourth quarter results Credit quality remains at historically strong levels ACL ratio increased to 1.34% Provision for credit losses on loans exceeded net charge-offs by $6.7 million Deposit growth driven by increase in interest bearing transaction and savings accounts Maintained robust capital and liquidity positions Fourth quarter key adjusted items Recorded a $10.5 million FDIC special assessment Capitalized on market conditions through a targeted sale of $241 million AFS securities at a $20.2 million pre-tax loss; estimated earn back period of ~2.5 years Proceeds used to reduce higher-cost wholesale funding NIM 2.68% NCO ratio 0.11%

Balance Sheet Highlights 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 4Q23 vs 3Q23 4Q23 vs 4Q22 YTD $ in millions, except per share data 4Q23 3Q23 4Q22 $ Change % Change $ Change % Change 4Q21 Period End Balances Total loans $16,845.669999999998 $16,771.887999999999 $16,142.124 $73.781999999999243 - % $703.54599999999846 4.3584475004652328% 591.53200000000004 Investment securities 6,878.4409999999998 7,100.7129999999997 7,612.5599999999995 -,222.27199999999993 -3.1302771989235438 -,734.11899999999969 -9.6435233351198502 176.31700000000001 Total assets 27,345.673999999999 27,564.325000000001 27,461.61000000002 -,218.65100000000166 -0.7932390871171402 -,115.38700000000244 - 483.589 Total deposits 22,244.977999999999 22,231.210999999999 22,548.94000000001 13.766999999999825 - -,303.1160000000018 -1.3443087473380313 15.497999999999999 0 #REF! Borrowed funds 1,406.4760000000001 1,788.44 1,385.6880000000001 -,381.96399999999994 -21.357384088926658 20.788000000000011 1.5001934057305837 -32.704000000000001 0 #REF! Total stockholders' equity 3,426.4879999999998 3,285.5549999999998 3,269.3620000000001 140.93299999999999 4.2894731635903218 157.12599999999975 4.8060141397618175 61.305999999999997 #DIV/0! #REF! Average Balances Total loans $16,793.210999999999 $16,758.597000000002 $15,929.957 $34.613999999997759 - % $863.253999999999 5.4190604532077451% 591.53200000000004 Investment securities 6,965.8060000000005 7,255.6380000000008 7,668.1 -,289.83200000000033 -3.994576355656116 -,702.20399999999972 -9.1575780417605053 176.31700000000001 Total assets 27,370.811000000002 27,594.611000000001 27,180.575000000001 -,223.79999999999927 -0.81102792135754076 190.23600000000079 0.69989689327764693 483.589 Total deposits 22,104.637999999999 22,273.508000000002 22,233.325000000001 -,168.87000000000262 -0.75816526072140322 -,128.68700000000172 -0.57880231589292974 15.497999999999999 0 #REF! Borrowed funds 1,644.4949999999999 1,678.4110000000001 1,468.1079999999999 -33.916000000000167 -2.0207207888890242 176.38699999999994 12.014579308879179 -32.704000000000001 0 #REF! Total stockholders' equity 3,336.2469999999998 3,371.6779999999999 3,214.9119999999998 -35.43100000000004 -1.0508417470470206 121.33500000000004 3.7741312981506194 61.305999999999997 #DIV/0! #REF! Select Other Data Equity to assets 12.53% 11.92% 11.91 % Tangible common equity to tangible assets1 7.69 7.07 7 Book value per share $27.37 $26.26 $25.73 $1.1099999999999994 4.2269611576542241% $1.6400000000000006 6.3738826272833293 % Tangible book value per share1 15.92 14.77 14.33 1.1500000000000004 7.7860528097494957 1.5899999999999999 11.095603628750872 Allowance for credit losses to total loans 1.34% 1.3% 1.22 % Nonperforming loan coverage ratio 267 267 334 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Service charges on deposit accounts $11.557 $10.050000000000001 $10.385 14.995024875621887% 11.285507944150222% $31.321999999999999 -2.9767989344236967 $32.283000000000001 Debit and credit card fees (1) 7.1020000000000003 7.0730000000000004 6.4779999999999998 - 9.6326026551404844 20.785 13.604066462614783 18.295999999999999 Trust income 7.1449999999999996 7.2380000000000004 6.7439999999999998 -1.2848853274385306 5.9460260972716465 21.048999999999999 -0.46812937393607057 21.148 Mortgage lending income 5.8179999999999996 4.49 13.971 29.576837416481055 -58.356595805597308 16.754999999999999 -46.768966831871907 31.475999999999999 Other service charges and fees 1.964 2.048 1.764 -4.1015625000000036 11.337868480725621 5.9340000000000002 22.577979756248705 4.8410000000000002 Bank owned life insurance 2.573 2.0379999999999998 1.591 26.25122669283612 61.722187303582658 6.1340000000000003 41.532071988924798 4.3339999999999996 Investment banking income 0.73199999999999998 0.65400000000000003 0.55700000000000005 11.926605504587149 31.418312387791726 2.081 3.7905236907730711 2.0049999999999999 SBA lending income 0.191 0.28699999999999998 0.30399999999999999 -33.449477351916372 -37.171052631578945 0.71799999999999997 -15.029585798816569 0.84499999999999997 Gain (loss) on sale of securities 5.2480000000000002 5.1269999999999998 22.305 2.3600546128340247 -76.471643129343192 15.846 -71.078663989779173 54.79 Other 6.22 8.11 5.38 -23.304562268803945 15.613382899628251 24.59 -12.147195426938188 27.99 Total noninterest income $48.55 $47.115000000000002 $69.479000000000013 3.0457391488910011% -30.122770909195602% 145.214 -26.662559088521682 198.00800000000001 Core noninterest income (2) $48.788999999999994 $46.67 $69.109000000000009 4.5403899721448306% -29.402827417557788% 139.53100000000001 -26.386346250230819 189.54500000000002 3Q21 2Q21 3Q20 1Q21 4Q20 Noninterest income to revenue 25.145599043427168% 24.330228042634058% 31.144072545038075% 25.250471385618916% 21.228541945191413% 24.879682694696445% 29.000178680750228 Core noninterest income to revenue 25.145599043427168 24.155939607563027 31.029683143333081 23.104223786781862 21.118271687893873 24.14106321650155 28.109099699103833 Gain on sale of branches -0.23899999999999999 0.44500000000000001 0.37 5.4770000000000003 0.37 5.6829999999999998 8.4629999999999992 -370 Net interest income ,145,237 ,146,533 ,153,610 ,146,681 ,154,960 ,438,451 ,484,774 Noninterest income 48,789 47,115 69,479 49,549 41,761 ,145,214 ,198,008 24590 Total revenue ,194,026 ,193,648 ,223,089 ,196,230 ,196,721 ,583,665 ,682,782 18907 Non-core items 5683 Gain on sale of branches 0 445 370 5,477 275 5,683 8,463 Core noninterest income 48,789 46,670 69,109 44,072 41,486 ,139,531 ,189,545 Core total revenue ,194,026 ,193,203 ,222,719 ,190,753 ,196,446 ,577,982 ,674,319 Noninterest income 48,789 47,115 69,479 Less securities gains -5,248 -5,127 ,-22,305 43,541 41,988 47,174 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Salaries and employee benefits $61.902000000000001 $60.261000000000003 $61.143999999999998 2.723154278886839% 1.2396964542718871% 182.50299999999999 -2.2542739620377925 186.71199999999999 Occupancy expense, net 9.3610000000000007 9.1029999999999998 9.6470000000000002 2.8342304734702943 -2.9646522234891632 27.763999999999999 -2.1498555015154701 28.373999999999999 Furniture and equipment 4.8949999999999996 4.859 6.2309999999999999 0.74089318789873604 -21.4411811908201 15.169 -16.184108741297372 18.097999999999999 Deposit insurance 1.87 1.6870000000000001 2.2440000000000002 10.847658565500891 -16.666666666666671 4.8650000000000002 -35.62260156146619 7.5570000000000004 OREO and foreclosure expense 0.33900000000000002 0.86299999999999999 0.60199999999999998 -60.71842410196988 -43.687707641196006 1.5449999999999999 28.642797668609475 1.2010000000000001 Merger related costs 1.401 0.68600000000000005 0.90200000000000002 104.22740524781339 55.32150776053215 2.3199999999999998 -38.94736842105263 3.8 Other (1) 34.564999999999998 37.198 35.807000000000002 -7.07833754502931 -3.4685955260144787 107.82599999999999 -4.7086271806564532 113.154 Total noninterest expense $114.333 $114.65700000000001 $116.577 - % -1.9249080007205537% 341.99199999999996 -4.7099995541883999 358.89599999999996 Core noninterest expense (2) $116.212 $113.503 $112.887 2.386721055831126% 2.9454232994056029% 341.85899999999992 -2.2857975852922388 349.85599999999994 Efficiency ratio 57.31% 57.77% 51.46 % Full-time equivalent employees 2,944 2,962 2,939 Total branches 198 198 226 Total noninterest expense ,114,333 ,114,657.1 ,116,577 ,341,991.99999999994 ,358,895.99999999994 Merger related costs 1,401 686 902 2,320 3,800 Salaries & benefits 0 0 2,448 66 2,941 Branch right sizing -3,280 468 340 -2,253 2,299 Total non-core items -1,879 1,154 3,690 133 9,040 Total noninterest expense - core ,116,212 ,113,503.1 ,112,887 ,341,858.99999999994 ,349,855.99999999994 0 341859 349856 0 0 SFNC SFNC Legacy Spirit Initial Provision SFNC Reported $ in millions Q1 22 Q2 22 + Q1 22 + & M&I Costs = Q2 22 Net interest income $145.60599999999999 154.66 30.439 0 $185.09899999999999 6.2181503509470777E-2 Noninterest income 42.218000000000004 38.47 1.708 0 40.177999999999997 -8.8777298782509936E-2 Total revenue 187.82400000000001 193.13 32.146999999999998 0 225.27699999999999 2.8249850924269439E-2 Noninterest expense 128.417 124.752 11.304 19.132999999999999 155.18899999999999 -2.8539835068565736E-2 Pre-provision net revenue 59.407000000000011 68.378 20.842999999999996 -19.132999999999999 70.087999999999994 0.15100914033699711 Provision for (recapture of) credit losses -19.914000000000001 7.9999999999998295E-2 0 33.779000000000003 33.859000000000002 -1.0040172742794014 Net income before income taxes 79.321000000000012 68.298000000000002 20.842999999999996 -52.912000000000006 36.228999999999992 -0.1389669822619484 Provision for income taxes 14.226000000000001 14.67652 3.96 -11.111520000000001 7.5250000000000004 3.1668775481512659E-2 Net income $65.095000000000013 $53.621480000000005 $16.882999999999996 -41.800480000000007 28.703999999999994 -0.17625808433827492 Key Performance Ratios % Change vs Q1 22 Q2 22 Q1 22 & M&I Costs Q2 22 Return on average assets 1.37% 1.29% 1.29% 1.2 % Return on average common equity (ROCE) 10.08 9.1999999999999993 9.1999999999999993 8.2100000000000009 Return on average common equity 10.42 10.08 10.08 8.91 Return on average tangible common equity (2) 17.43 17.25 17.25 15.45 Efficiency ratio (2) 58.1 56.75 56.75 53.58 Net interest margin (FTE) 2.85 2.89 2.89 3.21 Book value per share $28.42 $28.03 $28.03 $26.98 1.3913663931501981 Tangible book value per share (2) 17.39 17.16 17.16 16.07 1.3403263403263428 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 26.136546750997059% 23.480655234960825 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 5.4770000000000003 2.2040000000000002 Net interest income ,146,533 ,146,681 ,146,681 ,163,681 Noninterest income 49,679 51,903 51,903 50,227 Total revenue ,196,212 ,198,584 ,198,584 ,213,908 Non-core items Gain on sale of branches 445 5,477 5,477 2,204 Core noninterest income 49,234 46,426 46,426 48,023 Core total revenue ,195,767 ,193,107 ,193,107 ,211,704 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 4Q23 vs 3Q23 4Q23 vs 4Q22 YTD $ in millions, except per share data 4Q23 3Q23 4Q22 $ Change % Change $ Change % Change 4Q21 Period End Balances Total loans $16,845.669999999998 $16,771.887999999999 $16,142.124 $73.781999999999243 - % $703.54599999999846 4.3584475004652328% 591.53200000000004 Investment securities 6,878.4409999999998 7,100.7129999999997 7,612.5599999999995 -,222.27199999999993 -3.1302771989235438 -,734.11899999999969 -9.6435233351198502 176.31700000000001 Total assets 27,345.673999999999 27,564.325000000001 27,461.61000000002 -,218.65100000000166 -0.7932390871171402 -,115.38700000000244 - 483.589 Total deposits 22,244.977999999999 22,231.210999999999 22,548.94000000001 13.766999999999825 - -,303.1160000000018 -1.3443087473380313 15.497999999999999 0 #REF! Borrowed funds 1,406.4760000000001 1,788.44 1,385.6880000000001 -,381.96399999999994 -21.357384088926658 20.788000000000011 1.5001934057305837 -32.704000000000001 0 #REF! Total stockholders' equity 3,426.4879999999998 3,285.5549999999998 3,269.3620000000001 140.93299999999999 4.2894731635903218 157.12599999999975 4.8060141397618175 61.305999999999997 #DIV/0! #REF! Average Balances Total loans $16,793.210999999999 $16,758.597000000002 $15,929.957 $34.613999999997759 - % $863.253999999999 5.4190604532077451% 591.53200000000004 Investment securities 6,965.8060000000005 7,255.6380000000008 7,668.1 -,289.83200000000033 -3.994576355656116 -,702.20399999999972 -9.1575780417605053 176.31700000000001 Total assets 27,370.811000000002 27,594.611000000001 27,180.575000000001 -,223.79999999999927 -0.81102792135754076 190.23600000000079 0.69989689327764693 483.589 Total deposits 22,104.637999999999 22,273.508000000002 22,233.325000000001 -,168.87000000000262 -0.75816526072140322 -,128.68700000000172 -0.57880231589292974 15.497999999999999 0 #REF! Borrowed funds 1,644.4949999999999 1,678.4110000000001 1,468.1079999999999 -33.916000000000167 -2.0207207888890242 176.38699999999994 12.014579308879179 -32.704000000000001 0 #REF! Total stockholders' equity 3,336.2469999999998 3,371.6779999999999 3,214.9119999999998 -35.43100000000004 -1.0508417470470206 121.33500000000004 3.7741312981506194 61.305999999999997 #DIV/0! #REF! Select Other Data Equity to assets 12.53% 11.92% 11.91 % Tangible common equity to tangible assets1 7.69 7.07 7 Book value per share $27.37 $26.26 $25.73 $1.1099999999999994 4.2269611576542241% $1.6400000000000006 6.3738826272833293 % Tangible book value per share1 15.92 14.77 14.33 1.1500000000000004 7.7860528097494957 1.5899999999999999 11.095603628750872 Allowance for credit losses to total loans 1.34% 1.3% 1.22 % Nonperforming loan coverage ratio 267 267 334 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Service charges on deposit accounts $11.557 $10.050000000000001 $10.385 14.995024875621887% 11.285507944150222% $31.321999999999999 -2.9767989344236967 $32.283000000000001 Debit and credit card fees (1) 7.1020000000000003 7.0730000000000004 6.4779999999999998 - 9.6326026551404844 20.785 13.604066462614783 18.295999999999999 Trust income 7.1449999999999996 7.2380000000000004 6.7439999999999998 -1.2848853274385306 5.9460260972716465 21.048999999999999 -0.46812937393607057 21.148 Mortgage lending income 5.8179999999999996 4.49 13.971 29.576837416481055 -58.356595805597308 16.754999999999999 -46.768966831871907 31.475999999999999 Other service charges and fees 1.964 2.048 1.764 -4.1015625000000036 11.337868480725621 5.9340000000000002 22.577979756248705 4.8410000000000002 Bank owned life insurance 2.573 2.0379999999999998 1.591 26.25122669283612 61.722187303582658 6.1340000000000003 41.532071988924798 4.3339999999999996 Investment banking income 0.73199999999999998 0.65400000000000003 0.55700000000000005 11.926605504587149 31.418312387791726 2.081 3.7905236907730711 2.0049999999999999 SBA lending income 0.191 0.28699999999999998 0.30399999999999999 -33.449477351916372 -37.171052631578945 0.71799999999999997 -15.029585798816569 0.84499999999999997 Gain (loss) on sale of securities 5.2480000000000002 5.1269999999999998 22.305 2.3600546128340247 -76.471643129343192 15.846 -71.078663989779173 54.79 Other 6.22 8.11 5.38 -23.304562268803945 15.613382899628251 24.59 -12.147195426938188 27.99 Total noninterest income $48.55 $47.115000000000002 $69.479000000000013 3.0457391488910011% -30.122770909195602% 145.214 -26.662559088521682 198.00800000000001 Core noninterest income (2) $48.788999999999994 $46.67 $69.109000000000009 4.5403899721448306% -29.402827417557788% 139.53100000000001 -26.386346250230819 189.54500000000002 3Q21 2Q21 3Q20 1Q21 4Q20 Noninterest income to revenue 25.145599043427168% 24.330228042634058% 31.144072545038075% 25.250471385618916% 21.228541945191413% 24.879682694696445% 29.000178680750228 Core noninterest income to revenue 25.145599043427168 24.155939607563027 31.029683143333081 23.104223786781862 21.118271687893873 24.14106321650155 28.109099699103833 Gain on sale of branches -0.23899999999999999 0.44500000000000001 0.37 5.4770000000000003 0.37 5.6829999999999998 8.4629999999999992 -370 Net interest income ,145,237 ,146,533 ,153,610 ,146,681 ,154,960 ,438,451 ,484,774 Noninterest income 48,789 47,115 69,479 49,549 41,761 ,145,214 ,198,008 24590 Total revenue ,194,026 ,193,648 ,223,089 ,196,230 ,196,721 ,583,665 ,682,782 18907 Non-core items 5683 Gain on sale of branches 0 445 370 5,477 275 5,683 8,463 Core noninterest income 48,789 46,670 69,109 44,072 41,486 ,139,531 ,189,545 Core total revenue ,194,026 ,193,203 ,222,719 ,190,753 ,196,446 ,577,982 ,674,319 Noninterest income 48,789 47,115 69,479 Less securities gains -5,248 -5,127 ,-22,305 43,541 41,988 47,174 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Salaries and employee benefits $61.902000000000001 $60.261000000000003 $61.143999999999998 2.723154278886839% 1.2396964542718871% 182.50299999999999 -2.2542739620377925 186.71199999999999 Occupancy expense, net 9.3610000000000007 9.1029999999999998 9.6470000000000002 2.8342304734702943 -2.9646522234891632 27.763999999999999 -2.1498555015154701 28.373999999999999 Furniture and equipment 4.8949999999999996 4.859 6.2309999999999999 0.74089318789873604 -21.4411811908201 15.169 -16.184108741297372 18.097999999999999 Deposit insurance 1.87 1.6870000000000001 2.2440000000000002 10.847658565500891 -16.666666666666671 4.8650000000000002 -35.62260156146619 7.5570000000000004 OREO and foreclosure expense 0.33900000000000002 0.86299999999999999 0.60199999999999998 -60.71842410196988 -43.687707641196006 1.5449999999999999 28.642797668609475 1.2010000000000001 Merger related costs 1.401 0.68600000000000005 0.90200000000000002 104.22740524781339 55.32150776053215 2.3199999999999998 -38.94736842105263 3.8 Other (1) 34.564999999999998 37.198 35.807000000000002 -7.07833754502931 -3.4685955260144787 107.82599999999999 -4.7086271806564532 113.154 Total noninterest expense $114.333 $114.65700000000001 $116.577 - % -1.9249080007205537% 341.99199999999996 -4.7099995541883999 358.89599999999996 Core noninterest expense (2) $116.212 $113.503 $112.887 2.386721055831126% 2.9454232994056029% 341.85899999999992 -2.2857975852922388 349.85599999999994 Efficiency ratio 57.31% 57.77% 51.46 % Full-time equivalent employees 2,944 2,962 2,939 Total branches 198 198 226 Total noninterest expense ,114,333 ,114,657.1 ,116,577 ,341,991.99999999994 ,358,895.99999999994 Merger related costs 1,401 686 902 2,320 3,800 Salaries & benefits 0 0 2,448 66 2,941 Branch right sizing -3,280 468 340 -2,253 2,299 Total non-core items -1,879 1,154 3,690 133 9,040 Total noninterest expense - core ,116,212 ,113,503.1 ,112,887 ,341,858.99999999994 ,349,855.99999999994 0 341859 349856 0 0 SFNC SFNC Legacy Spirit Initial Provision SFNC Reported $ in millions Q1 22 Q2 22 + Q1 22 + & M&I Costs = Q2 22 Net interest income $145.60599999999999 154.66 30.439 0 $185.09899999999999 6.2181503509470777E-2 Noninterest income 42.218000000000004 38.47 1.708 0 40.177999999999997 -8.8777298782509936E-2 Total revenue 187.82400000000001 193.13 32.146999999999998 0 225.27699999999999 2.8249850924269439E-2 Noninterest expense 128.417 124.752 11.304 19.132999999999999 155.18899999999999 -2.8539835068565736E-2 Pre-provision net revenue 59.407000000000011 68.378 20.842999999999996 -19.132999999999999 70.087999999999994 0.15100914033699711 Provision for (recapture of) credit losses -19.914000000000001 7.9999999999998295E-2 0 33.779000000000003 33.859000000000002 -1.0040172742794014 Net income before income taxes 79.321000000000012 68.298000000000002 20.842999999999996 -52.912000000000006 36.228999999999992 -0.1389669822619484 Provision for income taxes 14.226000000000001 14.67652 3.96 -11.111520000000001 7.5250000000000004 3.1668775481512659E-2 Net income $65.095000000000013 $53.621480000000005 $16.882999999999996 -41.800480000000007 28.703999999999994 -0.17625808433827492 Key Performance Ratios % Change vs Q1 22 Q2 22 Q1 22 & M&I Costs Q2 22 Return on average assets 1.37% 1.29% 1.29% 1.2 % Return on average common equity (ROCE) 10.08 9.1999999999999993 9.1999999999999993 8.2100000000000009 Return on average common equity 10.42 10.08 10.08 8.91 Return on average tangible common equity (2) 17.43 17.25 17.25 15.45 Efficiency ratio (2) 58.1 56.75 56.75 53.58 Net interest margin (FTE) 2.85 2.89 2.89 3.21 Book value per share $28.42 $28.03 $28.03 $26.98 1.3913663931501981 Tangible book value per share (2) 17.39 17.16 17.16 16.07 1.3403263403263428 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 26.136546750997059% 23.480655234960825 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 5.4770000000000003 2.2040000000000002 Net interest income ,146,533 ,146,681 ,146,681 ,163,681 Noninterest income 49,679 51,903 51,903 50,227 Total revenue ,196,212 ,198,584 ,198,584 ,213,908 Non-core items Gain on sale of branches 445 5,477 5,477 2,204 Core noninterest income 49,234 46,426 46,426 48,023 Core total revenue ,195,767 ,193,107 ,193,107 ,211,704

Income Summary Note: Numbers may not add due to roundingNM – not meaningful 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation 2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information Highlights Key performance metrics for 4Q23: Adjusted revenue1 of $197.8 million Adjusted PPNR1 of $65.1 million Adjusted earnings1 of $50.2 million Adjusted diluted EPS1 of $0.40 Provision for credit losses on loans totaled $11.2 million; exceeded 4Q23 net charge-offs by $6.7 million Provision for income taxes in 4Q23 includes an effective tax rate adjustment based on the level of taxable income primarily due to FDIC special assessment and loss on sale of securities 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 4Q23 4Q22 Adjusted 4Q23 vs Adjusted Adjusted Adjusted $ in millions, except per share data Reported Adjusted1 Adjusted 3Q23 4Q22 3Q23 4Q22 Net interest income $155.62799999999999 $155.62799999999999 $193.02600000000001 1.4305918544250542% -19.374592023872445% $153.43299999999999 $193.02600000000001 Noninterest income 21.974 42.192 40.625 -1.3675573322112369 3.8572307692307697 42.777000000000001 40.625 Total revenue 177.60199999999998 197.82 233.65100000000001 0.82054941134499459 -15.335264989236089 196.20999999999998 233.65100000000001 Noninterest expense 148.13900000000001 132.74 141.43600000000001 2.1949510736090039 -6.148363924319125 129.88900000000001 141.43600000000001 Pre-provision net revenue2 29.462999999999965 65.079999999999984 92.215000000000003 -1.8712021833204959 -29.425798405899279 66.32099999999997 92.215000000000003 Provision for credit losses on loans 11.225 11.225 0 25.812598072181114 NM 8.9220000000000006 2.5999999999999999E-2 Provision for credit losses on investment securities -1.196 -1.196 0 - NM -1.2 0 Provision for income taxes -4.4729999999999999 4.8360000000000003 11.058 -50.627871362940269 -56.266956049918605 9.7949999999999999 11.058 Earnings $23.906999999999965 $50.214999999999982 $81.131000000000014 2.891156462585053% -38.106272571520158% $48.803999999999974 $81.131 Diluted EPS $0.19 $0.4 $0.64 2.5641025641025665% -37.5% $0.39 $0.64 Impact of certain items, net of tax1, 2 26.308 1.5569999999999999 -2.129 26.308 26.308 Impact of certain items: Day 2 CECL provision $ - $ - $0 $ - $ - Merger related costs $1.9E-2 $1.9E-2 $19.132999999999999 $1.9E-2 $1.9E-2 Branch right sizing costs 9.5000000000000001E-2 9.5000000000000001E-2 0.38 9.5000000000000001E-2 9.5000000000000001E-2 Loss from early retirement of TruPS - - - - - Gain on sale of intellectual property - - - - - Early retirement program 3.609 3.609 - 3.609 3.609 Donation to Simmons First Foundation - - 1.738 - - Day 2 CECL provision - - 33.779000000000003 - - Tax effect (2) -0.97199999999999998 -0.97199999999999998 -14.382 -0.97199999999999998 -0.97199999999999998 Total impact on earnings $2.7509999999999999 $2.7509999999999999 $40.648000000000003 $2.7509999999999999 $2.7509999999999999 Pre-tax, pre-provision income (adjusted) (3) $29.059000000000001 $4.3079999999999998 $38.519000000000005 574.53574744661103% -24.559308393260476% $29.059000000000001 $29.059000000000001 Tax effect on non-core items -3.9830000000000001 -3.9830000000000001 -3.1920000000000002 -3.9830000000000001 -3.9830000000000001 Net income $-2.4010000000000353 $48.65799999999998 $83.260000000000019 -,104.93444037979374% -102.88373768916652% $22.495999999999974 $54.823 Diluted EPS $0.19 $0.37 $0.65 -48.648648648648646% -70.769230769230774% $0.19 $0.19 Noninterest income 42.218000000000004 42.218000000000004 49.548999999999999 Gain (loss) on sale of securities -5.3999999999999999E-2 -5.3999999999999999E-2 5.4710000000000001 Noninterest income - adjusted 42.272000000000006 42.272000000000006 44.078000000000003 26.657999999999966 52.96599999999998 121.77900000000002 Key Performance Ratios % Change vs Reported Adjusted1 Adjusted 3Q23 4Q22 Return on average assets 1.37% 1.29% 1.2 % Return on average common equity (ROCE) 10.08 9.1999999999999993 8.2100000000000009 Return on average common equity 10.42 10.08 8.91 Return on average tangible common equity (2) 17.43 17.25 15.45 Efficiency ratio (2) 58.1 56.75 53.58 Net interest margin (FTE) 2.85 2.89 3.21 Book value per share $28.42 $28.03 $26.98 1.3913663931501981% 5.3372868791697599 % Tangible book value per share (2) 17.39 17.16 16.07 1.3403263403263428 8.2140634723086503 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 -2.2202036819838442 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 23.480655234960825 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 2.2040000000000002 Net interest income ,146,533 ,146,681 ,163,681 Noninterest income 49,679 51,903 50,227 Total revenue ,196,212 ,198,584 ,213,908 Non-core items Gain on sale of branches 445 5,477 2,204 Core noninterest income 49,234 46,426 48,023 Core total revenue ,195,767 ,193,107 ,211,704 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Service charges on deposit accounts $11.557 $10.050000000000001 $10.385 14.995024875621887% 11.285507944150222% $31.321999999999999 -2.9767989344236967 $32.283000000000001 Debit and credit card fees (1) 7.1020000000000003 7.0730000000000004 6.4779999999999998 - 9.6326026551404844 20.785 13.604066462614783 18.295999999999999 Trust income 7.1449999999999996 7.2380000000000004 6.7439999999999998 -1.2848853274385306 5.9460260972716465 21.048999999999999 -0.46812937393607057 21.148 Mortgage lending income 5.8179999999999996 4.49 13.971 29.576837416481055 -58.356595805597308 16.754999999999999 -46.768966831871907 31.475999999999999 Other service charges and fees 1.964 2.048 1.764 -4.1015625000000036 11.337868480725621 5.9340000000000002 22.577979756248705 4.8410000000000002 Bank owned life insurance 2.573 2.0379999999999998 1.591 26.25122669283612 61.722187303582658 6.1340000000000003 41.532071988924798 4.3339999999999996 Investment banking income 0.73199999999999998 0.65400000000000003 0.55700000000000005 11.926605504587149 31.418312387791726 2.081 3.7905236907730711 2.0049999999999999 SBA lending income 0.191 0.28699999999999998 0.30399999999999999 -33.449477351916372 -37.171052631578945 0.71799999999999997 -15.029585798816569 0.84499999999999997 Gain (loss) on sale of securities 5.2480000000000002 5.1269999999999998 22.305 2.3600546128340247 -76.471643129343192 15.846 -71.078663989779173 54.79 Other 6.22 8.11 5.38 -23.304562268803945 15.613382899628251 24.59 -12.147195426938188 27.99 Total noninterest income $48.55 $47.115000000000002 $69.479000000000013 3.0457391488910011% -30.122770909195602% 145.214 -26.662559088521682 198.00800000000001 Core noninterest income (2) $48.788999999999994 $46.67 $69.109000000000009 4.5403899721448306% -29.402827417557788% 139.53100000000001 -26.386346250230819 189.54500000000002 3Q21 2Q21 3Q20 1Q21 4Q20 Noninterest income to revenue 25.145599043427168% 24.330228042634058% 31.144072545038075% 25.250471385618916% 21.228541945191413% 24.879682694696445% 29.000178680750228 Core noninterest income to revenue 25.145599043427168 24.155939607563027 31.029683143333081 23.104223786781862 21.118271687893873 24.14106321650155 28.109099699103833 Gain on sale of branches -0.23899999999999999 0.44500000000000001 0.37 5.4770000000000003 0.37 5.6829999999999998 8.4629999999999992 -370 Net interest income ,145,237 ,146,533 ,153,610 ,146,681 ,154,960 ,438,451 ,484,774 Noninterest income 48,789 47,115 69,479 49,549 41,761 ,145,214 ,198,008 24590 Total revenue ,194,026 ,193,648 ,223,089 ,196,230 ,196,721 ,583,665 ,682,782 18907 Non-core items 5683 Gain on sale of branches 0 445 370 5,477 275 5,683 8,463 Core noninterest income 48,789 46,670 69,109 44,072 41,486 ,139,531 ,189,545 Core total revenue ,194,026 ,193,203 ,222,719 ,190,753 ,196,446 ,577,982 ,674,319 Noninterest income 48,789 47,115 69,479 Less securities gains -5,248 -5,127 ,-22,305 43,541 41,988 47,174 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Salaries and employee benefits $61.902000000000001 $60.261000000000003 $61.143999999999998 2.723154278886839% 1.2396964542718871% 182.50299999999999 -2.2542739620377925 186.71199999999999 Occupancy expense, net 9.3610000000000007 9.1029999999999998 9.6470000000000002 2.8342304734702943 -2.9646522234891632 27.763999999999999 -2.1498555015154701 28.373999999999999 Furniture and equipment 4.8949999999999996 4.859 6.2309999999999999 0.74089318789873604 -21.4411811908201 15.169 -16.184108741297372 18.097999999999999 Deposit insurance 1.87 1.6870000000000001 2.2440000000000002 10.847658565500891 -16.666666666666671 4.8650000000000002 -35.62260156146619 7.5570000000000004 OREO and foreclosure expense 0.33900000000000002 0.86299999999999999 0.60199999999999998 -60.71842410196988 -43.687707641196006 1.5449999999999999 28.642797668609475 1.2010000000000001 Merger related costs 1.401 0.68600000000000005 0.90200000000000002 104.22740524781339 55.32150776053215 2.3199999999999998 -38.94736842105263 3.8 Other (1) 34.564999999999998 37.198 35.807000000000002 -7.07833754502931 -3.4685955260144787 107.82599999999999 -4.7086271806564532 113.154 Total noninterest expense $114.333 $114.65700000000001 $116.577 - % -1.9249080007205537% 341.99199999999996 -4.7099995541883999 358.89599999999996 Core noninterest expense (2) $116.212 $113.503 $112.887 2.386721055831126% 2.9454232994056029% 341.85899999999992 -2.2857975852922388 349.85599999999994 Efficiency ratio 57.31% 57.77% 51.46 % Full-time equivalent employees 2,944 2,962 2,939 Total branches 198 198 226 Total noninterest expense ,114,333 ,114,657.1 ,116,577 ,341,991.99999999994 ,358,895.99999999994 Merger related costs 1,401 686 902 2,320 3,800 Salaries & benefits 0 0 2,448 66 2,941 Branch right sizing -3,280 468 340 -2,253 2,299 Total non-core items -1,879 1,154 3,690 133 9,040 Total noninterest expense - core ,116,212 ,113,503.1 ,112,887 ,341,858.99999999994 ,349,855.99999999994 0 341859 349856 0 0 SFNC SFNC Legacy Spirit Initial Provision SFNC Reported $ in millions Q1 22 Q2 22 + Q1 22 + & M&I Costs = Q2 22 Net interest income $145.60599999999999 154.66 30.439 0 $185.09899999999999 6.2181503509470777E-2 Noninterest income 42.218000000000004 38.47 1.708 0 40.177999999999997 -8.8777298782509936E-2 Total revenue 187.82400000000001 193.13 32.146999999999998 0 225.27699999999999 2.8249850924269439E-2 Noninterest expense 128.417 124.752 11.304 19.132999999999999 155.18899999999999 -2.8539835068565736E-2 Pre-provision net revenue 59.407000000000011 68.378 20.842999999999996 -19.132999999999999 70.087999999999994 0.15100914033699711 Provision for (recapture of) credit losses -19.914000000000001 7.9999999999998295E-2 0 33.779000000000003 33.859000000000002 -1.0040172742794014 Net income before income taxes 79.321000000000012 68.298000000000002 20.842999999999996 -52.912000000000006 36.228999999999992 -0.1389669822619484 Provision for income taxes 14.226000000000001 14.67652 3.96 -11.111520000000001 7.5250000000000004 3.1668775481512659E-2 Net income $65.095000000000013 $53.621480000000005 $16.882999999999996 -41.800480000000007 28.703999999999994 -0.17625808433827492 Key Performance Ratios % Change vs Q1 22 Q2 22 Q1 22 & M&I Costs Q2 22 Return on average assets 1.37% 1.29% 1.29% 1.2 % Return on average common equity (ROCE) 10.08 9.1999999999999993 9.1999999999999993 8.2100000000000009 Return on average common equity 10.42 10.08 10.08 8.91 Return on average tangible common equity (2) 17.43 17.25 17.25 15.45 Efficiency ratio (2) 58.1 56.75 56.75 53.58 Net interest margin (FTE) 2.85 2.89 2.89 3.21 Book value per share $28.42 $28.03 $28.03 $26.98 1.3913663931501981 Tangible book value per share (2) 17.39 17.16 17.16 16.07 1.3403263403263428 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 26.136546750997059% 23.480655234960825 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 5.4770000000000003 2.2040000000000002 Net interest income ,146,533 ,146,681 ,146,681 ,163,681 Noninterest income 49,679 51,903 51,903 50,227 Total revenue ,196,212 ,198,584 ,198,584 ,213,908 Non-core items Gain on sale of branches 445 5,477 5,477 2,204 Core noninterest income 49,234 46,426 46,426 48,023 Core total revenue ,195,767 ,193,107 ,193,107 ,211,704 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 4Q23 4Q22 Adjusted 4Q23 vs Adjusted Adjusted Adjusted $ in millions, except per share data Reported Adjusted1 Adjusted 3Q23 4Q22 3Q23 4Q22 Net interest income $155.62799999999999 $155.62799999999999 $193.02600000000001 1.4305918544250542% -19.374592023872445% $153.43299999999999 $193.02600000000001 Noninterest income 21.974 42.192 40.625 -1.3675573322112369 3.8572307692307697 42.777000000000001 40.625 Total revenue 177.60199999999998 197.82 233.65100000000001 0.82054941134499459 -15.335264989236089 196.20999999999998 233.65100000000001 Noninterest expense 148.13900000000001 132.74 141.43600000000001 2.1949510736090039 -6.148363924319125 129.88900000000001 141.43600000000001 Pre-provision net revenue2 29.462999999999965 65.079999999999984 92.215000000000003 -1.8712021833204959 -29.425798405899279 66.32099999999997 92.215000000000003 Provision for credit losses on loans 11.225 11.225 0 25.812598072181114 NM 8.9220000000000006 2.5999999999999999E-2 Provision for credit losses on investment securities -1.196 -1.196 0 - NM -1.2 0 Provision for income taxes -4.4729999999999999 4.8360000000000003 11.058 -50.627871362940269 -56.266956049918605 9.7949999999999999 11.058 Earnings $23.906999999999965 $50.214999999999982 $81.131000000000014 2.891156462585053% -38.106272571520158% $48.803999999999974 $81.131 Diluted EPS $0.19 $0.4 $0.64 2.5641025641025665% -37.5% $0.39 $0.64 Impact of certain items, net of tax1, 2 26.308 1.5569999999999999 -2.129 26.308 26.308 Impact of certain items: Day 2 CECL provision $ - $ - $0 $ - $ - Merger related costs $1.9E-2 $1.9E-2 $19.132999999999999 $1.9E-2 $1.9E-2 Branch right sizing costs 9.5000000000000001E-2 9.5000000000000001E-2 0.38 9.5000000000000001E-2 9.5000000000000001E-2 Loss from early retirement of TruPS - - - - - Gain on sale of intellectual property - - - - - Early retirement program 3.609 3.609 - 3.609 3.609 Donation to Simmons First Foundation - - 1.738 - - Day 2 CECL provision - - 33.779000000000003 - - Tax effect (2) -0.97199999999999998 -0.97199999999999998 -14.382 -0.97199999999999998 -0.97199999999999998 Total impact on earnings $2.7509999999999999 $2.7509999999999999 $40.648000000000003 $2.7509999999999999 $2.7509999999999999 Pre-tax, pre-provision income (adjusted) (3) $29.059000000000001 $4.3079999999999998 $38.519000000000005 574.53574744661103% -24.559308393260476% $29.059000000000001 $29.059000000000001 Tax effect on non-core items -3.9830000000000001 -3.9830000000000001 -3.1920000000000002 -3.9830000000000001 -3.9830000000000001 Net income $-2.4010000000000353 $48.65799999999998 $83.260000000000019 -,104.93444037979374% -102.88373768916652% $22.495999999999974 $54.823 Diluted EPS $0.19 $0.37 $0.65 -48.648648648648646% -70.769230769230774% $0.19 $0.19 Noninterest income 42.218000000000004 42.218000000000004 49.548999999999999 Gain (loss) on sale of securities -5.3999999999999999E-2 -5.3999999999999999E-2 5.4710000000000001 Noninterest income - adjusted 42.272000000000006 42.272000000000006 44.078000000000003 26.657999999999966 52.96599999999998 121.77900000000002 Key Performance Ratios % Change vs Reported Adjusted1 Adjusted 3Q23 4Q22 Return on average assets 1.37% 1.29% 1.2 % Return on average common equity (ROCE) 10.08 9.1999999999999993 8.2100000000000009 Return on average common equity 10.42 10.08 8.91 Return on average tangible common equity (2) 17.43 17.25 15.45 Efficiency ratio (2) 58.1 56.75 53.58 Net interest margin (FTE) 2.85 2.89 3.21 Book value per share $28.42 $28.03 $26.98 1.3913663931501981% 5.3372868791697599 % Tangible book value per share (2) 17.39 17.16 16.07 1.3403263403263428 8.2140634723086503 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 -2.2202036819838442 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 23.480655234960825 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 2.2040000000000002 Net interest income ,146,533 ,146,681 ,163,681 Noninterest income 49,679 51,903 50,227 Total revenue ,196,212 ,198,584 ,213,908 Non-core items Gain on sale of branches 445 5,477 2,204 Core noninterest income 49,234 46,426 48,023 Core total revenue ,195,767 ,193,107 ,211,704 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Service charges on deposit accounts $11.557 $10.050000000000001 $10.385 14.995024875621887% 11.285507944150222% $31.321999999999999 -2.9767989344236967 $32.283000000000001 Debit and credit card fees (1) 7.1020000000000003 7.0730000000000004 6.4779999999999998 - 9.6326026551404844 20.785 13.604066462614783 18.295999999999999 Trust income 7.1449999999999996 7.2380000000000004 6.7439999999999998 -1.2848853274385306 5.9460260972716465 21.048999999999999 -0.46812937393607057 21.148 Mortgage lending income 5.8179999999999996 4.49 13.971 29.576837416481055 -58.356595805597308 16.754999999999999 -46.768966831871907 31.475999999999999 Other service charges and fees 1.964 2.048 1.764 -4.1015625000000036 11.337868480725621 5.9340000000000002 22.577979756248705 4.8410000000000002 Bank owned life insurance 2.573 2.0379999999999998 1.591 26.25122669283612 61.722187303582658 6.1340000000000003 41.532071988924798 4.3339999999999996 Investment banking income 0.73199999999999998 0.65400000000000003 0.55700000000000005 11.926605504587149 31.418312387791726 2.081 3.7905236907730711 2.0049999999999999 SBA lending income 0.191 0.28699999999999998 0.30399999999999999 -33.449477351916372 -37.171052631578945 0.71799999999999997 -15.029585798816569 0.84499999999999997 Gain (loss) on sale of securities 5.2480000000000002 5.1269999999999998 22.305 2.3600546128340247 -76.471643129343192 15.846 -71.078663989779173 54.79 Other 6.22 8.11 5.38 -23.304562268803945 15.613382899628251 24.59 -12.147195426938188 27.99 Total noninterest income $48.55 $47.115000000000002 $69.479000000000013 3.0457391488910011% -30.122770909195602% 145.214 -26.662559088521682 198.00800000000001 Core noninterest income (2) $48.788999999999994 $46.67 $69.109000000000009 4.5403899721448306% -29.402827417557788% 139.53100000000001 -26.386346250230819 189.54500000000002 3Q21 2Q21 3Q20 1Q21 4Q20 Noninterest income to revenue 25.145599043427168% 24.330228042634058% 31.144072545038075% 25.250471385618916% 21.228541945191413% 24.879682694696445% 29.000178680750228 Core noninterest income to revenue 25.145599043427168 24.155939607563027 31.029683143333081 23.104223786781862 21.118271687893873 24.14106321650155 28.109099699103833 Gain on sale of branches -0.23899999999999999 0.44500000000000001 0.37 5.4770000000000003 0.37 5.6829999999999998 8.4629999999999992 -370 Net interest income ,145,237 ,146,533 ,153,610 ,146,681 ,154,960 ,438,451 ,484,774 Noninterest income 48,789 47,115 69,479 49,549 41,761 ,145,214 ,198,008 24590 Total revenue ,194,026 ,193,648 ,223,089 ,196,230 ,196,721 ,583,665 ,682,782 18907 Non-core items 5683 Gain on sale of branches 0 445 370 5,477 275 5,683 8,463 Core noninterest income 48,789 46,670 69,109 44,072 41,486 ,139,531 ,189,545 Core total revenue ,194,026 ,193,203 ,222,719 ,190,753 ,196,446 ,577,982 ,674,319 Noninterest income 48,789 47,115 69,479 Less securities gains -5,248 -5,127 ,-22,305 43,541 41,988 47,174 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Salaries and employee benefits $61.902000000000001 $60.261000000000003 $61.143999999999998 2.723154278886839% 1.2396964542718871% 182.50299999999999 -2.2542739620377925 186.71199999999999 Occupancy expense, net 9.3610000000000007 9.1029999999999998 9.6470000000000002 2.8342304734702943 -2.9646522234891632 27.763999999999999 -2.1498555015154701 28.373999999999999 Furniture and equipment 4.8949999999999996 4.859 6.2309999999999999 0.74089318789873604 -21.4411811908201 15.169 -16.184108741297372 18.097999999999999 Deposit insurance 1.87 1.6870000000000001 2.2440000000000002 10.847658565500891 -16.666666666666671 4.8650000000000002 -35.62260156146619 7.5570000000000004 OREO and foreclosure expense 0.33900000000000002 0.86299999999999999 0.60199999999999998 -60.71842410196988 -43.687707641196006 1.5449999999999999 28.642797668609475 1.2010000000000001 Merger related costs 1.401 0.68600000000000005 0.90200000000000002 104.22740524781339 55.32150776053215 2.3199999999999998 -38.94736842105263 3.8 Other (1) 34.564999999999998 37.198 35.807000000000002 -7.07833754502931 -3.4685955260144787 107.82599999999999 -4.7086271806564532 113.154 Total noninterest expense $114.333 $114.65700000000001 $116.577 - % -1.9249080007205537% 341.99199999999996 -4.7099995541883999 358.89599999999996 Core noninterest expense (2) $116.212 $113.503 $112.887 2.386721055831126% 2.9454232994056029% 341.85899999999992 -2.2857975852922388 349.85599999999994 Efficiency ratio 57.31% 57.77% 51.46 % Full-time equivalent employees 2,944 2,962 2,939 Total branches 198 198 226 Total noninterest expense ,114,333 ,114,657.1 ,116,577 ,341,991.99999999994 ,358,895.99999999994 Merger related costs 1,401 686 902 2,320 3,800 Salaries & benefits 0 0 2,448 66 2,941 Branch right sizing -3,280 468 340 -2,253 2,299 Total non-core items -1,879 1,154 3,690 133 9,040 Total noninterest expense - core ,116,212 ,113,503.1 ,112,887 ,341,858.99999999994 ,349,855.99999999994 0 341859 349856 0 0 SFNC SFNC Legacy Spirit Initial Provision SFNC Reported $ in millions Q1 22 Q2 22 + Q1 22 + & M&I Costs = Q2 22 Net interest income $145.60599999999999 154.66 30.439 0 $185.09899999999999 6.2181503509470777E-2 Noninterest income 42.218000000000004 38.47 1.708 0 40.177999999999997 -8.8777298782509936E-2 Total revenue 187.82400000000001 193.13 32.146999999999998 0 225.27699999999999 2.8249850924269439E-2 Noninterest expense 128.417 124.752 11.304 19.132999999999999 155.18899999999999 -2.8539835068565736E-2 Pre-provision net revenue 59.407000000000011 68.378 20.842999999999996 -19.132999999999999 70.087999999999994 0.15100914033699711 Provision for (recapture of) credit losses -19.914000000000001 7.9999999999998295E-2 0 33.779000000000003 33.859000000000002 -1.0040172742794014 Net income before income taxes 79.321000000000012 68.298000000000002 20.842999999999996 -52.912000000000006 36.228999999999992 -0.1389669822619484 Provision for income taxes 14.226000000000001 14.67652 3.96 -11.111520000000001 7.5250000000000004 3.1668775481512659E-2 Net income $65.095000000000013 $53.621480000000005 $16.882999999999996 -41.800480000000007 28.703999999999994 -0.17625808433827492 Key Performance Ratios % Change vs Q1 22 Q2 22 Q1 22 & M&I Costs Q2 22 Return on average assets 1.37% 1.29% 1.29% 1.2 % Return on average common equity (ROCE) 10.08 9.1999999999999993 9.1999999999999993 8.2100000000000009 Return on average common equity 10.42 10.08 10.08 8.91 Return on average tangible common equity (2) 17.43 17.25 17.25 15.45 Efficiency ratio (2) 58.1 56.75 56.75 53.58 Net interest margin (FTE) 2.85 2.89 2.89 3.21 Book value per share $28.42 $28.03 $28.03 $26.98 1.3913663931501981 Tangible book value per share (2) 17.39 17.16 17.16 16.07 1.3403263403263428 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 26.136546750997059% 23.480655234960825 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 5.4770000000000003 2.2040000000000002 Net interest income ,146,533 ,146,681 ,146,681 ,163,681 Noninterest income 49,679 51,903 51,903 50,227 Total revenue ,196,212 ,198,584 ,198,584 ,213,908 Non-core items Gain on sale of branches 445 5,477 5,477 2,204 Core noninterest income 49,234 46,426 46,426 48,023 Core total revenue ,195,767 ,193,107 ,193,107 ,211,704

Net Interest Income and Margin (FTE)

Net Interest Income and Margin

$ in millions; FTE



+1.4%
$199.8
$184.1
$169.3
$159.9
$162.1
4Q22
1Q23
2Q23
3Q23
4Q23
NIM 3.31%
3.09%
2.76%
2.61%
2.68%
+7 bps

Net Interest Income Evolution

$ in millions; FTE



$159.9
$3.2
$(10.7)
$(0.3)
$10.0
$162.1
3Q23
Δ in Interest Income (FTE) excluding impact of swap
Δ in Interest Expense - Deposits
Δ in Interest Expense - Borrowings
Δ in interest income from swap, net
4Q23

Select Yields/Rates

FTE (%)



5.40
5.67
5.89
6.08
6.20
3.92
4.29
5.31
5.60
5.79
2.68
2.92
2.91
3.08
3.67
1.02
1.58
1.96
2.37
2.58
4Q22
1Q23
2Q23
3Q23
4Q23
Loan Yield (FTE)
Securities (FTE)
Cost of Deposits
Other Borrowings

Estimated Future Swap Income[1]

$ in millions; Based on Forward Fed Funds rates



Assumed Average Effective Fed Funds Rate
5.20%
4.94%
4.52%
4.16%
3.81%
$10.1
$9.5
$8.6
$7.6
$6.5
1Q24
2Q24
3Q24
4Q24
1Q25

NII/NIM Highlights

- Net interest income (FTE) for 4Q23 was $162.1 million, up $2.2 million, or 1%, on a linked quarter basis
- Net interest margin for 4Q23 was 2.68%, up 7 basis points on a linked quarter basis, including a 1 bp contribution resulting from the securities sale and paydown of wholesale borrowings
- Asset portion of balance sheet (4Q23 vs 3Q23)
  - **+12 bps** increase in yield on loans
  - **+59 bps** increase in yield on investment securities
  - **+30 bps** increase in yield on earnings assets
  - **4%** decrease in average investment securities
- Liability portion of balance sheet (4Q23 vs 3Q23)
  - **+21 bps** increase in cost of deposits
  - **2%** decrease in average other borrowings
  - Proceeds from the sale of AFS securities used to reduce high-cost wholesale funding not fully reflected in 4Q23 average balances
- Remaining balance of purchase accounting accretion at 12/31/23 was $13.2 million
- **2024 Outlook:** Modest improvement in net interest margin, subject to market conditions

FTE – Fully taxable equivalent using an effective tax rate of 26.135%
Totals may not foot due to rounding
1 Estimated swap income based on projected forward effective fed funds rates as of January 8, 2024. Does not include potential impact of hedge ineffectiveness that is recorded in interest income. Under the terms of the swap agreement, the Company receives Effective Fed Funds rate and pays a fixed rate of approximately 1.21%

8

Adjusted Noninterest Income Per Employee (FTE)1 ($ in thousands) Adjusted Noninterest Income to Adjusted Total Revenue1 Adjusted Total Revenue Per Employee (FTE)1 ($ in thousands) Noninterest Income Totals may not foot due to rounding NM – not meaningful FTE – Full-time equivalent 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation Noninterest Income Highlights Adjusted noninterest income1 was down less than 1 percent on a linked quarter basis, primarily due to lower mortgage lending income in 4Q23 2024 Outlook: Flat to modest growth, excluding the impact of proposed regulatory changes and market conditions 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 Summary Income Statement % Change vs YTD % YTD $ in millions, except per share data Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Change 4Q20 Interest income $170.732 $163.92599999999999 $179.108 4.1518734062930909% -4.6765080286754381% $671.06100000000004 -11.669724818945969% $759.71799999999996 Interest expense 17.651 18.689 24.148 -5.5540692385895456 -26.904919662083813 79.528999999999996 -33.716995599413259 119.98399999999999 Net interest income 153.08099999999999 145.23699999999999 154.96 5.4008276127983876 -1.2125709860609311 591.53200000000004 -7.5346941072383045 639.73399999999992 Noninterest income (1) 46.948999999999998 43.302 41.745000000000005 8.4222437762689903 12.466163612408655 176.31700000000001 -4.6744484031941598 184.96300000000002 Noninterest expense (1) 141.59700000000001 114.333 125.84 23.846133662197275 12.521455816910365 483.589 - 484.73599999999999 Pre-tax, pre-provision income 58.432999999999964 74.205999999999989 70.865000000000009 -21.255693609681195 -17.543215974035199 284.26000000000005 -16.384526460388066 339.9609999999999 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 -,106.63109756097559 NM 15.497999999999999 -71.722074225449774 54.805999999999997 Provision for (recapture of) credit losses -1.3080000000000001 -19.89 6.9429999999999996 NM NM -32.704000000000001 NM 74.972999999999999 Provision for income taxes 11.154999999999999 18.77 10.97 -40.57005860415557 1.6864175022789307 61.305999999999997 -5.5231930960086348 64.89 Net income $48.237999999999964 $80.573999999999998 $52.968000000000011 -40.13205252314647% -8.9299199516690191% $271.15600000000006 6.3757336095158132% $254.90399999999988 Diluted EPS $0.42 $0.74 $0.49 -43.243243243243242% -14.285714285714288% $2.46 6.4935064935064899% $2.31 Pre-tax, pre-provision income $58.432999999999964 $74.205999999999989 $70.865000000000009 $284.26000000000005 $339.9609999999999 Non-core items: Merger related costs 13.590999999999999 1.401 0.73099999999999998 15.911 4.5309999999999997 Branch right sizing, net 1.6479999999999999 -3.0409999999999999 11.696 -0.90600000000000003 13.727 Gain on sale of branches - - -0.27500000000000002 -5.3159999999999998 -8.3680000000000003 Early retirement program - - 6.2E-2 - 2.9009999999999998 Pre-tax, pre-provision income (core) $73.671999999999969 $72.565999999999988 $83.079000000000008 1.5241297577377566% -11.322957666799118% $293.94900000000007 -16.66978500476251% $352.7519999999999 Tax effect on non-core items -3.9830000000000001 0.42899999999999999 -3.1920000000000002 -2.532 -3.343 Net income (core) $59.493999999999964 $79.363 $61.990000000000016 -25.035595932613479% -4.0264558799807251% $278.31299999999999 5.2812159544849342% 264.35199999999998 Diluted EPS (core) $0.52 $0.73 $0.56999999999999995 -28.767123287671232% -8.7719298245613917% $2.5299999999999998 5.4166666666666625% 2.4 Noninterest income 46.600999999999999 48.55 41.761000000000003 191.815 239.76900000000001 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 15.497999999999999 54.805999999999997 Noninterest income - adjusted 46.948999999999998 43.302 41.745000000000005 176.31700000000001 184.96300000000002 Key Performance Ratios % Change vs YTD Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Return on average assets 1.37% 1.29% 1.2% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 8.2100000000000009 10.15 Return on average common equity 10.42 10.08 8.91 9.91 Return on average tangible common equity (2) 17.43 17.25 15.45 16.86 Efficiency ratio (2) 58.1 56.75 53.58 57.37 Net interest margin (FTE) 2.85 2.89 3.21 2.91 Book value per share $28.42 $28.03 $26.98 1.3913663931501981% 5.3372868791697599 % Tangible book value per share (2) 17.39 17.16 16.07 1.3403263403263428 8.2140634723086503 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 -2.2202036819838442 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 23.480655234960825% 25.730250559782775 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 2.2040000000000002 5.9219999999999997 8.093 Net interest income ,146,533 ,146,681 ,163,681 ,293,214 Noninterest income 49,679 51,903 50,227 ,101,582 Total revenue ,196,212 ,198,584 ,213,908 ,394,796 Non-core items Gain on sale of branches 445 5,477 2,204 Core noninterest income 49,234 46,426 48,023 Core total revenue ,195,767 ,193,107 ,211,704 4Q23 Adjusted 4Q23 vs Adjusted Adjusted Adjusted $ in millions Reported Adjusted1 3Q23 4Q22 3Q23 4Q22 Service charges on deposit accounts $12.782 $12.782 2.8401319494730046% 7.4840228725193452% 12.429 11.891999999999999 Wealth management fees 7.6790000000000003 7.6790000000000003 -0.5182018396165311 -5.7907005275426267 7.7190000000000003 8.1509999999999998 Debit and credit card fees 7.8220000000000001 7.8220000000000001 1.3343697370125631 - 7.7190000000000003 7.8449999999999998 Mortgage lending income 1.603 1.603 -25.683820120537789 40.737489025460924 2.157 1.139 Bank owned life insurance 3.0939999999999999 3.0939999999999999 - 3.9999999999999925 3.0950000000000002 2.9750000000000001 Other service charges and fees 2.3460000000000001 2.3460000000000001 5.1075268817204238 15.966386554621845 2.2320000000000002 2.0230000000000001 Other 6.8659999999999997 6.8659999999999997 -7.6281447598547043 4.0303030303030303 7.4329999999999998 6.6 42.191999999999993 42.191999999999993 -1.383694839192235 3.8572307692307524 42.783999999999999 40.625 #DIV/0! #DIV/0! Gain on insurance settlement - - - #VALUE! 0 Gain (loss) on sale of securities -20.218 - - - 0 0 #DIV/0! #DIV/0! Total noninterest income $21.973999999999993 $42.191999999999993 -1.383694839192235% 3.8572307692307524% 42.783999999999999 40.625 4Q22 3Q22 1Q22 4Q21 Noninterest income to revenue 18.785053413723897% 18.183239789018124% 22.477425675100093% 23.33760679480374 % Core noninterest income to revenue 17.387043068508159 18.080064322288518 22.499707256836885 23.470214170016199 Gain on sale of securities -370 Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Noninterest income 44,647 43,023 42,218 46,601 24590 Total revenue ,237,673 ,236,608 ,187,824 ,199,682 18907 Non-core items 5683 Gain on sale of branches 0 320 0 2 Gain on sale of securities -52 -22 -54 -,348 Settlement award 4,074 0 0 0 Adjusted noninterest income 40,625 42,725 42,272 46,947 Adjusted revenue ,233,651 ,236,310 ,187,878 ,200,028 FTE Employees 3,236 3,206 2,893 2,877 Noninterest income/employee 13.796971569839307 13.419525888958203 14.593155893536121 16.197775460549185 Adjusted noninterest income/employee 12.554079110012362 13.326575171553337 14.611821638437608 16.318039624608968 Revenue/employee 73.446538936959215 73.801621958827198 64.923608710680952 69.406326034063255 Adjusted revenue/employee 72.203646477132267 73.708671241422337 64.942274455582435 69.526590198123046 Noninterest income to avg assets 6.570418649881761E-3 6.4049172995926012E-3 6.8021689506315482E-3 7.5473250448963077E-3 Adjusted noninterest income to avg assets 5.9785261641643684E-3 6.3605534626849326E-3 6.8108694367591269E-3 7.6033619210477662E-3 % Change vs $ in millions Reported Adjusted1 3Q23 4Q22 Salaries and employee benefits $72.906999999999996 $71.923000000000002 1.3681298054864155% #REF! % Occupancy expense, net 11.62 11.673999999999999 -0.46256638684255846 #REF! Furniture and equipment 5.3920000000000003 5.3940000000000001 -3.70782350760063E-2 #REF! Deposit insurance 3.68 3.278 12.263575350823677 #REF! OREO and foreclosure expense 0.35 0.16800000000000001 108.3333333333333 #REF! Donation to Simmons First Foundation 0 - NM NM Other 48.475000000000001 45.084000000000003 7.5215153934877073 #REF! Subtotal 142.42400000000001 137.52100000000002 3.5652736672944432 #REF! Merger related costs and certain items 3.5000000000000003E-2 1.4219999999999999 NM NM Total noninterest expense $142.459 $138.94300000000001 2.5305341039131091% #REF! % 1,139 Adjusted noninterest expense (1) $141.32 $136.351 3.6442710357826451% #REF! % 4Q22 3Q22 1Q22 4Q21 Noninterest expense ,142,459 ,138,943 ,128,417 ,141,597 Core noninterest expense ,141,320 ,136,351 ,125,622 ,126,356 Average assets 27,180,612 26,868,731 24,826,199 24,698,022 NIE to avg assets 2.0964796524817027E-2 2.0684713394168112E-2 2.0690561611948731E-2 2.2932524717971341E-2 Core NIE to avg assets 2.0797177046638981E-2 2.0298837336232962E-2 2.0240230894789813E-2 2.0464148910386427E-2 Total noninterest expense Efficiency ratio 57.31% 57.77 % Full-time equivalent employees 2,944 2,962 Total branches 198 198 Total noninterest expense ,114,333 ,136,351,000 Merger related costs ,142,459,000 ,138,943,000 Salaries & benefits 0 0 Branch right sizing -3,280 468 Total non-core items ,142,455,720 ,138,943,468 Total noninterest expense - core -,142,341,387 -2,592,468 -,142,457,599 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 Summary Income Statement % Change vs YTD % YTD $ in millions, except per share data Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Change 4Q20 Interest income $170.732 $163.92599999999999 $179.108 4.1518734062930909% -4.6765080286754381% $671.06100000000004 -11.669724818945969% $759.71799999999996 Interest expense 17.651 18.689 24.148 -5.5540692385895456 -26.904919662083813 79.528999999999996 -33.716995599413259 119.98399999999999 Net interest income 153.08099999999999 145.23699999999999 154.96 5.4008276127983876 -1.2125709860609311 591.53200000000004 -7.5346941072383045 639.73399999999992 Noninterest income (1) 46.948999999999998 43.302 41.745000000000005 8.4222437762689903 12.466163612408655 176.31700000000001 -4.6744484031941598 184.96300000000002 Noninterest expense (1) 141.59700000000001 114.333 125.84 23.846133662197275 12.521455816910365 483.589 - 484.73599999999999 Pre-tax, pre-provision income 58.432999999999964 74.205999999999989 70.865000000000009 -21.255693609681195 -17.543215974035199 284.26000000000005 -16.384526460388066 339.9609999999999 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 -,106.63109756097559 NM 15.497999999999999 -71.722074225449774 54.805999999999997 Provision for (recapture of) credit losses -1.3080000000000001 -19.89 6.9429999999999996 NM NM -32.704000000000001 NM 74.972999999999999 Provision for income taxes 11.154999999999999 18.77 10.97 -40.57005860415557 1.6864175022789307 61.305999999999997 -5.5231930960086348 64.89 Net income $48.237999999999964 $80.573999999999998 $52.968000000000011 -40.13205252314647% -8.9299199516690191% $271.15600000000006 6.3757336095158132% $254.90399999999988 Diluted EPS $0.42 $0.74 $0.49 -43.243243243243242% -14.285714285714288% $2.46 6.4935064935064899% $2.31 Pre-tax, pre-provision income $58.432999999999964 $74.205999999999989 $70.865000000000009 $284.26000000000005 $339.9609999999999 Non-core items: Merger related costs 13.590999999999999 1.401 0.73099999999999998 15.911 4.5309999999999997 Branch right sizing, net 1.6479999999999999 -3.0409999999999999 11.696 -0.90600000000000003 13.727 Gain on sale of branches - - -0.27500000000000002 -5.3159999999999998 -8.3680000000000003 Early retirement program - - 6.2E-2 - 2.9009999999999998 Pre-tax, pre-provision income (core) $73.671999999999969 $72.565999999999988 $83.079000000000008 1.5241297577377566% -11.322957666799118% $293.94900000000007 -16.66978500476251% $352.7519999999999 Tax effect on non-core items -3.9830000000000001 0.42899999999999999 -3.1920000000000002 -2.532 -3.343 Net income (core) $59.493999999999964 $79.363 $61.990000000000016 -25.035595932613479% -4.0264558799807251% $278.31299999999999 5.2812159544849342% 264.35199999999998 Diluted EPS (core) $0.52 $0.73 $0.56999999999999995 -28.767123287671232% -8.7719298245613917% $2.5299999999999998 5.4166666666666625% 2.4 Noninterest income 46.600999999999999 48.55 41.761000000000003 191.815 239.76900000000001 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 15.497999999999999 54.805999999999997 Noninterest income - adjusted 46.948999999999998 43.302 41.745000000000005 176.31700000000001 184.96300000000002 Key Performance Ratios % Change vs YTD Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Return on average assets 1.37% 1.29% 1.2% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 8.2100000000000009 10.15 Return on average common equity 10.42 10.08 8.91 9.91 Return on average tangible common equity (2) 17.43 17.25 15.45 16.86 Efficiency ratio (2) 58.1 56.75 53.58 57.37 Net interest margin (FTE) 2.85 2.89 3.21 2.91 Book value per share $28.42 $28.03 $26.98 1.3913663931501981% 5.3372868791697599 % Tangible book value per share (2) 17.39 17.16 16.07 1.3403263403263428 8.2140634723086503 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 -2.2202036819838442 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 23.480655234960825% 25.730250559782775 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 2.2040000000000002 5.9219999999999997 8.093 Net interest income ,146,533 ,146,681 ,163,681 ,293,214 Noninterest income 49,679 51,903 50,227 ,101,582 Total revenue ,196,212 ,198,584 ,213,908 ,394,796 Non-core items Gain on sale of branches 445 5,477 2,204 Core noninterest income 49,234 46,426 48,023 Core total revenue ,195,767 ,193,107 ,211,704 4Q23 Adjusted 4Q23 vs Adjusted Adjusted Adjusted $ in millions Reported Adjusted1 3Q23 4Q22 3Q23 4Q22 Service charges on deposit accounts $12.782 $12.782 2.8401319494730046% 7.4840228725193452% 12.429 11.891999999999999 Wealth management fees 7.6790000000000003 7.6790000000000003 -0.5182018396165311 -5.7907005275426267 7.7190000000000003 8.1509999999999998 Debit and credit card fees 7.8220000000000001 7.8220000000000001 1.3343697370125631 - 7.7190000000000003 7.8449999999999998 Mortgage lending income 1.603 1.603 -25.683820120537789 40.737489025460924 2.157 1.139 Bank owned life insurance 3.0939999999999999 3.0939999999999999 - 3.9999999999999925 3.0950000000000002 2.9750000000000001 Other service charges and fees 2.3460000000000001 2.3460000000000001 5.1075268817204238 15.966386554621845 2.2320000000000002 2.0230000000000001 Other 6.8659999999999997 6.8659999999999997 -7.6281447598547043 4.0303030303030303 7.4329999999999998 6.6 42.191999999999993 42.191999999999993 -1.383694839192235 3.8572307692307524 42.783999999999999 40.625 #DIV/0! #DIV/0! Gain on insurance settlement - - - #VALUE! 0 Gain (loss) on sale of securities -20.218 - - - 0 0 #DIV/0! #DIV/0! Total noninterest income $21.973999999999993 $42.191999999999993 -1.383694839192235% 3.8572307692307524% 42.783999999999999 40.625 4Q22 3Q22 1Q22 4Q21 Noninterest income to revenue 18.785053413723897% 18.183239789018124% 22.477425675100093% 23.33760679480374 % Core noninterest income to revenue 17.387043068508159 18.080064322288518 22.499707256836885 23.470214170016199 Gain on sale of securities -370 Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Noninterest income 44,647 43,023 42,218 46,601 24590 Total revenue ,237,673 ,236,608 ,187,824 ,199,682 18907 Non-core items 5683 Gain on sale of branches 0 320 0 2 Gain on sale of securities -52 -22 -54 -,348 Settlement award 4,074 0 0 0 Adjusted noninterest income 40,625 42,725 42,272 46,947 Adjusted revenue ,233,651 ,236,310 ,187,878 ,200,028 FTE Employees 3,236 3,206 2,893 2,877 Noninterest income/employee 13.796971569839307 13.419525888958203 14.593155893536121 16.197775460549185 Adjusted noninterest income/employee 12.554079110012362 13.326575171553337 14.611821638437608 16.318039624608968 Revenue/employee 73.446538936959215 73.801621958827198 64.923608710680952 69.406326034063255 Adjusted revenue/employee 72.203646477132267 73.708671241422337 64.942274455582435 69.526590198123046 Noninterest income to avg assets 6.570418649881761E-3 6.4049172995926012E-3 6.8021689506315482E-3 7.5473250448963077E-3 Adjusted noninterest income to avg assets 5.9785261641643684E-3 6.3605534626849326E-3 6.8108694367591269E-3 7.6033619210477662E-3 % Change vs $ in millions Reported Adjusted1 3Q23 4Q22 Salaries and employee benefits $72.906999999999996 $71.923000000000002 1.3681298054864155% #REF! % Occupancy expense, net 11.62 11.673999999999999 -0.46256638684255846 #REF! Furniture and equipment 5.3920000000000003 5.3940000000000001 -3.70782350760063E-2 #REF! Deposit insurance 3.68 3.278 12.263575350823677 #REF! OREO and foreclosure expense 0.35 0.16800000000000001 108.3333333333333 #REF! Donation to Simmons First Foundation 0 - NM NM Other 48.475000000000001 45.084000000000003 7.5215153934877073 #REF! Subtotal 142.42400000000001 137.52100000000002 3.5652736672944432 #REF! Merger related costs and certain items 3.5000000000000003E-2 1.4219999999999999 NM NM Total noninterest expense $142.459 $138.94300000000001 2.5305341039131091% #REF! % 1,139 Adjusted noninterest expense (1) $141.32 $136.351 3.6442710357826451% #REF! % 4Q22 3Q22 1Q22 4Q21 Noninterest expense ,142,459 ,138,943 ,128,417 ,141,597 Core noninterest expense ,141,320 ,136,351 ,125,622 ,126,356 Average assets 27,180,612 26,868,731 24,826,199 24,698,022 NIE to avg assets 2.0964796524817027E-2 2.0684713394168112E-2 2.0690561611948731E-2 2.2932524717971341E-2 Core NIE to avg assets 2.0797177046638981E-2 2.0298837336232962E-2 2.0240230894789813E-2 2.0464148910386427E-2 Total noninterest expense Efficiency ratio 57.31% 57.77 % Full-time equivalent employees 2,944 2,962 Total branches 198 198 Total noninterest expense ,114,333 ,136,351,000 Merger related costs ,142,459,000 ,138,943,000 Salaries & benefits 0 0 Branch right sizing -3,280 468 Total non-core items ,142,455,720 ,138,943,468 Total noninterest expense - core -,142,341,387 -2,592,468 -,142,457,599

Employees (FTE) Adjusted Efficiency Ratio1 Adjusted Noninterest Expense as a Percentage of Total Average Assets1 Noninterest Expense Highlights Noninterest Expense Note: Numbers may not add due to rounding NM – not meaningful FTE – full-time equivalent 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation Adjusted noninterest expense1 in 4Q23 was up 2 percent on a linked quarter basis and down 6 percent vs 4Q22 Year-over-year decline in adjusted noninterest expense was primarily due to Better Bank Initiative cost savings, focus on actively managing controllable expenses and lower levels of incentive plan compensation Adjusted 4Q23 noninterest expense as a percentage of average assets at 1.92% # of Financial Centers 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 Summary Income Statement % Change vs YTD % YTD $ in millions, except per share data Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Change 4Q20 Interest income $170.732 $163.92599999999999 $179.108 4.1518734062930909% -4.6765080286754381% $671.06100000000004 -11.669724818945969% $759.71799999999996 Interest expense 17.651 18.689 24.148 -5.5540692385895456 -26.904919662083813 79.528999999999996 -33.716995599413259 119.98399999999999 Net interest income 153.08099999999999 145.23699999999999 154.96 5.4008276127983876 -1.2125709860609311 591.53200000000004 -7.5346941072383045 639.73399999999992 Noninterest income (1) 46.948999999999998 43.302 41.745000000000005 8.4222437762689903 12.466163612408655 176.31700000000001 -4.6744484031941598 184.96300000000002 Noninterest expense (1) 141.59700000000001 114.333 125.84 23.846133662197275 12.521455816910365 483.589 - 484.73599999999999 Pre-tax, pre-provision income 58.432999999999964 74.205999999999989 70.865000000000009 -21.255693609681195 -17.543215974035199 284.26000000000005 -16.384526460388066 339.9609999999999 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 -,106.63109756097559 NM 15.497999999999999 -71.722074225449774 54.805999999999997 Provision for (recapture of) credit losses -1.3080000000000001 -19.89 6.9429999999999996 NM NM -32.704000000000001 NM 74.972999999999999 Provision for income taxes 11.154999999999999 18.77 10.97 -40.57005860415557 1.6864175022789307 61.305999999999997 -5.5231930960086348 64.89 Net income $48.237999999999964 $80.573999999999998 $52.968000000000011 -40.13205252314647% -8.9299199516690191% $271.15600000000006 6.3757336095158132% $254.90399999999988 Diluted EPS $0.42 $0.74 $0.49 -43.243243243243242% -14.285714285714288% $2.46 6.4935064935064899% $2.31 Pre-tax, pre-provision income $58.432999999999964 $74.205999999999989 $70.865000000000009 $284.26000000000005 $339.9609999999999 Non-core items: Merger related costs 13.590999999999999 1.401 0.73099999999999998 15.911 4.5309999999999997 Branch right sizing, net 1.6479999999999999 -3.0409999999999999 11.696 -0.90600000000000003 13.727 Gain on sale of branches - - -0.27500000000000002 -5.3159999999999998 -8.3680000000000003 Early retirement program - - 6.2E-2 - 2.9009999999999998 Pre-tax, pre-provision income (core) $73.671999999999969 $72.565999999999988 $83.079000000000008 1.5241297577377566% -11.322957666799118% $293.94900000000007 -16.66978500476251% $352.7519999999999 Tax effect on non-core items -3.9830000000000001 0.42899999999999999 -3.1920000000000002 -2.532 -3.343 Net income (core) $59.493999999999964 $79.363 $61.990000000000016 -25.035595932613479% -4.0264558799807251% $278.31299999999999 5.2812159544849342% 264.35199999999998 Diluted EPS (core) $0.52 $0.73 $0.56999999999999995 -28.767123287671232% -8.7719298245613917% $2.5299999999999998 5.4166666666666625% 2.4 Noninterest income 46.600999999999999 48.55 41.761000000000003 191.815 239.76900000000001 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 15.497999999999999 54.805999999999997 Noninterest income - adjusted 46.948999999999998 43.302 41.745000000000005 176.31700000000001 184.96300000000002 Key Performance Ratios % Change vs YTD Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Return on average assets 1.37% 1.29% 1.2% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 8.2100000000000009 10.15 Return on average common equity 10.42 10.08 8.91 9.91 Return on average tangible common equity (2) 17.43 17.25 15.45 16.86 Efficiency ratio (2) 58.1 56.75 53.58 57.37 Net interest margin (FTE) 2.85 2.89 3.21 2.91 Book value per share $28.42 $28.03 $26.98 1.3913663931501981% 5.3372868791697599 % Tangible book value per share (2) 17.39 17.16 16.07 1.3403263403263428 8.2140634723086503 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 -2.2202036819838442 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 23.480655234960825% 25.730250559782775 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 2.2040000000000002 5.9219999999999997 8.093 Net interest income ,146,533 ,146,681 ,163,681 ,293,214 Noninterest income 49,679 51,903 50,227 ,101,582 Total revenue ,196,212 ,198,584 ,213,908 ,394,796 Non-core items Gain on sale of branches 445 5,477 2,204 Core noninterest income 49,234 46,426 48,023 Core total revenue ,195,767 ,193,107 ,211,704 % Change vs $ in millions Q4 22 Q3 22 Q3 22 Q4 21 Service charges on deposit accounts $11.891999999999999 $12.56 -5.3184713375796253% #REF! % Wealth management fees 8.1509999999999998 8.5619999999999994 -4.8002803083391683 #REF! Debit and credit card fees 7.8449999999999998 7.6849999999999996 2.0819778789850378 #REF! Mortgage lending income 1.139 2.593 -56.074045507134599 #REF! Bank owned life insurance 2.9750000000000001 2.9020000000000001 2.5155065472088198 #REF! Other service charges and fees 2.0230000000000001 2.085 -2.9736211031174982 #REF! Other 6.6 6.6580000000000004 -0.87113247221388879 #REF! 40.625 43.045000000000002 -5.6220234638169391 #REF! Settlement award - - NM - Gain on sale of branches - - NM NM Gain (loss) on sale of securities -5.1999999999999998E-2 - NM NM Gain on insurance/legal settlement 4.0739999999999998 - NM NM Total noninterest income $44.646999999999998 $43.045000000000002 3.7216866070391372% #REF! % Adjusted noninterest income (1) $40.573 $42.703000000000003 -4.9879399573800489% #REF! % 4Q22 3Q22 1Q22 4Q21 Noninterest income to revenue 18.785053413723897% 18.183239789018124% 22.477425675100093% 23.33760679480374 % Core noninterest income to revenue 17.387043068508159 18.080064322288518 22.499707256836885 23.470214170016199 Gain on sale of securities Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Noninterest income 44,647 43,023 42,218 46,601 Total revenue ,237,673 ,236,608 ,187,824 ,199,682 Non-core items Gain on sale of branches 0 320 0 2 Gain on sale of securities -52 -22 -54 -,348 Settlement award 4,074 0 0 0 Adjusted noninterest income 40,625 42,725 42,272 46,947 Adjusted revenue ,233,651 ,236,310 ,187,878 ,200,028 FTE Employees 3,236 3,206 2,893 2,877 Noninterest income/employee 13.796971569839307 13.419525888958203 14.593155893536121 16.197775460549185 Adjusted noninterest income/employee 12.554079110012362 13.326575171553337 14.611821638437608 16.318039624608968 Revenue/employee 73.446538936959215 73.801621958827198 64.923608710680952 69.406326034063255 Adjusted revenue/employee 72.203646477132267 73.708671241422337 64.942274455582435 69.526590198123046 Noninterest income to avg assets 6.5704275939710618E-3 6.4049172995926012E-3 6.8021689506315482E-3 7.5473250448963077E-3 Adjusted noninterest income to avg assets 5.978534302530392E-3 6.3605534626849326E-3 6.8108694367591269E-3 7.6033619210477662E-3 4Q23 Adjusted 4Q23 vs Adjusted Adjusted Adjusted $ in millions Reported Adjusted1 3Q23 4Q22 3Q23 4Q22 Salaries and employee benefits $66.981999999999999 $65.951999999999998 - % -9.6770659289490304% 65.816999999999993 73.018000000000001 Occupancy expense, net 11.733000000000001 11.6 -2.8638419025288941 1.1422094341267786 11.942 11.468999999999999 Furniture and equipment 5.4450000000000003 5.4379999999999997 6.3355494720375409 0.85311572700295568 5.1139999999999999 5.3920000000000003 Deposit insurance 15.22 4.6989999999999998 0.57791095890411248 27.690217391304341 4.6719999999999997 3.68 OREO and foreclosure expense 0.189 0.189 -17.10526315789474 -46 0.22800000000000001 0.35 Donation to Simmons First Foundation - - #VALUE! #VALUE! Other 48.57 44.862000000000002 6.5200873777186876 -5.607338986260439 42.116 47.527000000000001 Merger related costs - - #VALUE! #VALUE! Total noninterest expense $148.13899999999998 $132.73999999999998 2.1949510736090043% -6.1483639243191259% 129.88899999999998 141.43599999999998 4Q22 3Q22 1Q22 4Q21 Noninterest expense ,142,575 ,138,943 ,128,417 ,141,597 Core noninterest expense ,141,436 ,136,351 ,125,622 ,126,356 Average assets 27,180,575 26,868,731 24,826,199 24,698,022 NIE to avg assets 2.0981896078357432E-2 2.0684713394168112E-2 2.0690561611948731E-2 2.2932524717971341E-2 Core NIE to avg assets 2.0814276372004639E-2 2.0298837336232962E-2 2.0240230894789813E-2 2.0464148910386427E-2 Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Fully-taxable equivalent 6,770 6,203 5,602 5,579 Noninterest income 44,647 43,023 42,218 46,601 Noninterest expense ,142,575 ,138,943 ,128,417 ,141,597 Efficiency ratio (GAAP) 0.58326481020115117 0.57222695841621674 0.66390764426705817 0.68983879061292697 Total noninterest expense Efficiency ratio 57.31% 57.77 % Full-time equivalent employees 2,944 2,962 Total branches 198 198 Total noninterest expense ,114,333 ,136,351,000 Merger related costs ,142,575,000 ,138,943,000 Salaries & benefits 0 0 Branch right sizing -3,280 468 Total non-core items ,142,571,720 ,138,943,468 Total noninterest expense - core -,142,457,387 -2,592,468 -,142,573,599 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 Summary Income Statement % Change vs YTD % YTD $ in millions, except per share data Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Change 4Q20 Interest income $170.732 $163.92599999999999 $179.108 4.1518734062930909% -4.6765080286754381% $671.06100000000004 -11.669724818945969% $759.71799999999996 Interest expense 17.651 18.689 24.148 -5.5540692385895456 -26.904919662083813 79.528999999999996 -33.716995599413259 119.98399999999999 Net interest income 153.08099999999999 145.23699999999999 154.96 5.4008276127983876 -1.2125709860609311 591.53200000000004 -7.5346941072383045 639.73399999999992 Noninterest income (1) 46.948999999999998 43.302 41.745000000000005 8.4222437762689903 12.466163612408655 176.31700000000001 -4.6744484031941598 184.96300000000002 Noninterest expense (1) 141.59700000000001 114.333 125.84 23.846133662197275 12.521455816910365 483.589 - 484.73599999999999 Pre-tax, pre-provision income 58.432999999999964 74.205999999999989 70.865000000000009 -21.255693609681195 -17.543215974035199 284.26000000000005 -16.384526460388066 339.9609999999999 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 -,106.63109756097559 NM 15.497999999999999 -71.722074225449774 54.805999999999997 Provision for (recapture of) credit losses -1.3080000000000001 -19.89 6.9429999999999996 NM NM -32.704000000000001 NM 74.972999999999999 Provision for income taxes 11.154999999999999 18.77 10.97 -40.57005860415557 1.6864175022789307 61.305999999999997 -5.5231930960086348 64.89 Net income $48.237999999999964 $80.573999999999998 $52.968000000000011 -40.13205252314647% -8.9299199516690191% $271.15600000000006 6.3757336095158132% $254.90399999999988 Diluted EPS $0.42 $0.74 $0.49 -43.243243243243242% -14.285714285714288% $2.46 6.4935064935064899% $2.31 Pre-tax, pre-provision income $58.432999999999964 $74.205999999999989 $70.865000000000009 $284.26000000000005 $339.9609999999999 Non-core items: Merger related costs 13.590999999999999 1.401 0.73099999999999998 15.911 4.5309999999999997 Branch right sizing, net 1.6479999999999999 -3.0409999999999999 11.696 -0.90600000000000003 13.727 Gain on sale of branches - - -0.27500000000000002 -5.3159999999999998 -8.3680000000000003 Early retirement program - - 6.2E-2 - 2.9009999999999998 Pre-tax, pre-provision income (core) $73.671999999999969 $72.565999999999988 $83.079000000000008 1.5241297577377566% -11.322957666799118% $293.94900000000007 -16.66978500476251% $352.7519999999999 Tax effect on non-core items -3.9830000000000001 0.42899999999999999 -3.1920000000000002 -2.532 -3.343 Net income (core) $59.493999999999964 $79.363 $61.990000000000016 -25.035595932613479% -4.0264558799807251% $278.31299999999999 5.2812159544849342% 264.35199999999998 Diluted EPS (core) $0.52 $0.73 $0.56999999999999995 -28.767123287671232% -8.7719298245613917% $2.5299999999999998 5.4166666666666625% 2.4 Noninterest income 46.600999999999999 48.55 41.761000000000003 191.815 239.76900000000001 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 15.497999999999999 54.805999999999997 Noninterest income - adjusted 46.948999999999998 43.302 41.745000000000005 176.31700000000001 184.96300000000002 Key Performance Ratios % Change vs YTD Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Return on average assets 1.37% 1.29% 1.2% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 8.2100000000000009 10.15 Return on average common equity 10.42 10.08 8.91 9.91 Return on average tangible common equity (2) 17.43 17.25 15.45 16.86 Efficiency ratio (2) 58.1 56.75 53.58 57.37 Net interest margin (FTE) 2.85 2.89 3.21 2.91 Book value per share $28.42 $28.03 $26.98 1.3913663931501981% 5.3372868791697599 % Tangible book value per share (2) 17.39 17.16 16.07 1.3403263403263428 8.2140634723086503 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 -2.2202036819838442 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 23.480655234960825% 25.730250559782775 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 2.2040000000000002 5.9219999999999997 8.093 Net interest income ,146,533 ,146,681 ,163,681 ,293,214 Noninterest income 49,679 51,903 50,227 ,101,582 Total revenue ,196,212 ,198,584 ,213,908 ,394,796 Non-core items Gain on sale of branches 445 5,477 2,204 Core noninterest income 49,234 46,426 48,023 Core total revenue ,195,767 ,193,107 ,211,704 % Change vs $ in millions Q4 22 Q3 22 Q3 22 Q4 21 Service charges on deposit accounts $11.891999999999999 $12.56 -5.3184713375796253% #REF! % Wealth management fees 8.1509999999999998 8.5619999999999994 -4.8002803083391683 #REF! Debit and credit card fees 7.8449999999999998 7.6849999999999996 2.0819778789850378 #REF! Mortgage lending income 1.139 2.593 -56.074045507134599 #REF! Bank owned life insurance 2.9750000000000001 2.9020000000000001 2.5155065472088198 #REF! Other service charges and fees 2.0230000000000001 2.085 -2.9736211031174982 #REF! Other 6.6 6.6580000000000004 -0.87113247221388879 #REF! 40.625 43.045000000000002 -5.6220234638169391 #REF! Settlement award - - NM - Gain on sale of branches - - NM NM Gain (loss) on sale of securities -5.1999999999999998E-2 - NM NM Gain on insurance/legal settlement 4.0739999999999998 - NM NM Total noninterest income $44.646999999999998 $43.045000000000002 3.7216866070391372% #REF! % Adjusted noninterest income (1) $40.573 $42.703000000000003 -4.9879399573800489% #REF! % 4Q22 3Q22 1Q22 4Q21 Noninterest income to revenue 18.785053413723897% 18.183239789018124% 22.477425675100093% 23.33760679480374 % Core noninterest income to revenue 17.387043068508159 18.080064322288518 22.499707256836885 23.470214170016199 Gain on sale of securities Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Noninterest income 44,647 43,023 42,218 46,601 Total revenue ,237,673 ,236,608 ,187,824 ,199,682 Non-core items Gain on sale of branches 0 320 0 2 Gain on sale of securities -52 -22 -54 -,348 Settlement award 4,074 0 0 0 Adjusted noninterest income 40,625 42,725 42,272 46,947 Adjusted revenue ,233,651 ,236,310 ,187,878 ,200,028 FTE Employees 3,236 3,206 2,893 2,877 Noninterest income/employee 13.796971569839307 13.419525888958203 14.593155893536121 16.197775460549185 Adjusted noninterest income/employee 12.554079110012362 13.326575171553337 14.611821638437608 16.318039624608968 Revenue/employee 73.446538936959215 73.801621958827198 64.923608710680952 69.406326034063255 Adjusted revenue/employee 72.203646477132267 73.708671241422337 64.942274455582435 69.526590198123046 Noninterest income to avg assets 6.5704275939710618E-3 6.4049172995926012E-3 6.8021689506315482E-3 7.5473250448963077E-3 Adjusted noninterest income to avg assets 5.978534302530392E-3 6.3605534626849326E-3 6.8108694367591269E-3 7.6033619210477662E-3 4Q23 Adjusted 4Q23 vs Adjusted Adjusted Adjusted $ in millions Reported Adjusted1 3Q23 4Q22 3Q23 4Q22 Salaries and employee benefits $66.981999999999999 $65.951999999999998 - % -9.6770659289490304% 65.816999999999993 73.018000000000001 Occupancy expense, net 11.733000000000001 11.6 -2.8638419025288941 1.1422094341267786 11.942 11.468999999999999 Furniture and equipment 5.4450000000000003 5.4379999999999997 6.3355494720375409 0.85311572700295568 5.1139999999999999 5.3920000000000003 Deposit insurance 15.22 4.6989999999999998 0.57791095890411248 27.690217391304341 4.6719999999999997 3.68 OREO and foreclosure expense 0.189 0.189 -17.10526315789474 -46 0.22800000000000001 0.35 Donation to Simmons First Foundation - - #VALUE! #VALUE! Other 48.57 44.862000000000002 6.5200873777186876 -5.607338986260439 42.116 47.527000000000001 Merger related costs - - #VALUE! #VALUE! Total noninterest expense $148.13899999999998 $132.73999999999998 2.1949510736090043% -6.1483639243191259% 129.88899999999998 141.43599999999998 4Q22 3Q22 1Q22 4Q21 Noninterest expense ,142,575 ,138,943 ,128,417 ,141,597 Core noninterest expense ,141,436 ,136,351 ,125,622 ,126,356 Average assets 27,180,575 26,868,731 24,826,199 24,698,022 NIE to avg assets 2.0981896078357432E-2 2.0684713394168112E-2 2.0690561611948731E-2 2.2932524717971341E-2 Core NIE to avg assets 2.0814276372004639E-2 2.0298837336232962E-2 2.0240230894789813E-2 2.0464148910386427E-2 Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Fully-taxable equivalent 6,770 6,203 5,602 5,579 Noninterest income 44,647 43,023 42,218 46,601 Noninterest expense ,142,575 ,138,943 ,128,417 ,141,597 Efficiency ratio (GAAP) 0.58326481020115117 0.57222695841621674 0.66390764426705817 0.68983879061292697 Total noninterest expense Efficiency ratio 57.31% 57.77 % Full-time equivalent employees 2,944 2,962 Total branches 198 198 Total noninterest expense ,114,333 ,136,351,000 Merger related costs ,142,575,000 ,138,943,000 Salaries & benefits 0 0 Branch right sizing -3,280 468 Total non-core items ,142,571,720 ,138,943,468 Total noninterest expense - core -,142,457,387 -2,592,468 -,142,573,599

Better Bank Initiative

Given our steadfast focus on managing expenses, our outlook projects 2024 expenses below the 4Q22 annualized expense base by approximately 1-2% despite inflationary headwinds

Better Bank Initiative

- Completed program ahead of schedule
- **$18M** in annualized cost saves exceeded original target of $15M


Reduced expense base by >3%
$566M
4Q22 Annualized Adjusted Noninterest Expense
$18M
Better Bank Initiative Cost Saves
$548M
Annual Expense Base Post Better Bank Initiative

2024 Outlook

$548M Annual Expense Base

+ Merit and targeted investments

− Continuous efficiency improvements

= **~1% estimated growth in 2024**

11

Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital

Deposit Mix $ in billions Deposits: Linked quarter increase driven by growth in interest bearing transaction accounts1 Source: Average Fed Funds rate based on data from www.macrotrends.net 1 Linked quarter growth is 4Q23 vs 3Q23 2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation. Collateralized deposits represent collateralized deposits less the portion that is FDIC insured 3 Deposit beta calculated as change in cost of deposits from 1Q22 to 4Q23 divided by the change in quarterly average Federal Funds Effective rate for 1Q22 vs 4Q23 $22.5 $22.5 $22.5 $22.2 Linked Quarter Deposit Change $ in millions Total Deposits Noninterest Bearing Transaction Accounts Interest Bearing Transaction Accounts (MM and savings) Time Deposits Brokered Deposits (money market & CDs) Evolution of Funding Rates 47% deposit beta during this cycle3 $22.2 Conservative Deposit Base2 $ in billions as of December 31, 2023 FDIC Insured Collateralized Deposits Uninsured, Non-Collateralized Deposits Approximately 79% of deposits are FDIC insured or are collateralized deposits 2024 Outlook: Down slightly with a focus on mix improvement

Securities Portfolio: Utilize cash flows to fund loan growth and/or reduce wholesale funding

4Q23 Targeted Securities Sale

Size of targeted sale	$241 million Weighted average yield ~1.81%
2023 earnings impact	$20 million pre-tax loss EPS impact $0.16
Estimated earnback	~2.5 years
2024 Estimated Impact	$8 million net interest income NIM impact 8 bps
Use of proceeds	Pay down higher rate wholesale funding

Securities Portfolio Highlights

- Capitalized on market conditions through a targeted securities sale in 4Q23 resulting in the sale of $241 million AFS securities
- ~$150 million per quarter of projected principal maturities
- Average securities to total earning assets of 29% at 12/31/23 compared to 39% at 12/31/21
- **2024 Outlook:** Continue to utilize cash flows to fund loan growth and/or paydown wholesale funding and evaluate targeted bond sales based on prevailing market conditions

Securities Portfolio by Type


8%
7%
40%
45%
Treasury/Agency
States and Political Subdivisions
MBS/CMO
Corporate & Other

Securities Portfolio Summary

At December 31, 2023	Yield (FTE)[1] HTM	Yield (FTE)[1] AFS	Effective Duration HTM	Effective Duration AFS
Fixed Rate				
Municipal	3.27%	3.24%	13.41	13.27
MBS/CMO	3.05	1.39	5.84	4.28
Treasury/Agency	2.35	2.50	9.46	0.73
Corporate	3.92	5.38	5.00	1.88
Other	2.42	1.45	19.37	3.77
Variable Rate	-	5.65	-	-
Total	3.12%	3.12%	10.10	5.63

Securities Portfolio Bond Ratings[2]

$ in millions

At December 31, 2023	HTM	AFS
U.S. Guaranteed/GSE	$1,615	$2,015
Aaa/AAA	479	325
Aa/AA	1,160	531
A	311	86
Baa/BBB	158	182
Not Rated	7	13
Total	$3,730	$3,152
Fair value	$3,135	$3,152

FTE – fully taxable equivalent using an effective tax rate of 26.135%
Data presented on this slide is as of December 31, 2023, unless otherwise noted
1 Effective yield of securities portfolio at 12/31/23, excluding AOCI impact of HTM transfers made during Q2 22
2 Bond ratings reflect highest rating by Moody's Investors Service, Inc., Standard & Poor's or Fitch Ratings.

14

Loan to Deposit Ratio Peer Median1 68.9% 69.4% 73.7% 79.2% 83.0% 83.7% 84.4% 85.2% NA Liquidity: Significant sources of liquidity and reduced reliance on borrowed funds Cash and Cash Equivalents + Variable Rate Securities $ in millions NA – not available 1 Source: S&P Global Market Intelligence. Represents peer median loan to deposit ratio. Peer group includes ABCB, AUB, OZK, BOKF, CADE, CBSH, FBK, HWC, HTLF, HOMB, IBTX, ONB, PNFP, PB, RNST, SSB, SNV, TRMK, UMBF, UCBI 2 Uninsured, non-collateralized deposits represent uninsured deposits of Simmons Bank, less the uninsured portion of collateralized deposits, and deposit balances of SFNC subsidiaries. See appendix for Non-GAAP reconciliation Borrowed Funds as a Percent of Total Liabilities Period End Balances 6.9% $1,572 $1,578 FHLB borrowing availability Unpledged securities Fed Funds lines and Fed Discount Window and Bank Term Funding Program Additional Liquidity Sources $ in millions Total at 12.31.23 $11,216 $ 5,401 3,817 1,998 Uninsured, non-collateralized deposits2 $4,753 Coverage ratio 2.4x $1,406 6.2% 5.9% 5.0% 6.2% 12.7% 12.6% 10.0% 10.4% 8.9% 5.7% 6.3% 7.5% 7.4% 5.9% $1,301

Interest Rate Sensitivity Loan Portfolio – Repricing and Maturity At December 31, 2023 In millions Weighted Average Rates 4.28% 5.16% 4.24% 5.34% 4.21% 5.28% 4.26% 1.93% CD Maturities (over the next 12 months) $ in millions ~$150 million per quarter of projected securities principal maturities2 ~$1.9 billion of projected principal cash flows from fixed rate loans at a weighted average rate of 5.49%2 ~$950 million of FHLB advances maturing at a weighted average rate of 5.40%2 ~17% of customer deposits (excluding non-brokered and wholesale deposits) are tied to indexed rates, principally Fed Funds target rate Balance Sheet Interest Rate Sensitivity Over the next 12 months (estimated) Estimated NII sensitivity given immediate, parallel shift in interest rates across the yield curve with a static balance sheet Immediate change in interest rates Gradual change in interest rates Estimated NII sensitivity given gradual, parallel shift in interest rates across the yield curve with a static balance sheet Additional Interest Rate Sensitivity Factors * Assumptions used in balance sheet interest rate sensitivity estimates under a gradual decrease in interest rates include the following rate cuts at the FOMC meetings: Down 25 bps scenario – 25 bp decrease in May 2024 Down 50 bps scenario – 25 bp decrease in May 2024 and June 30, 2024 Down 75 bps scenario – 25 bp decrease May 2024, June 2024 and July 2024 Totals may not add due to rounding 1 Other includes agriculture, mortgage warehouse and other loans 2 Projections over the next 12 months Repricing Term Rate Structure 3 mo or less 3-12 mo 1-3 years 3-5 years Over 5 years Total Variable Fixed RE - Construction 2,154.8000000000002 173.7 397 362.2 56.5 3,144.2 2,136.6 1,007.5999999999999 RE - Commercial 2,029.3 492.5 2,205.9 1,868.2 956.5 7,552.4000000000005 2,470.1999999999998 5,082.2000000000007 RE - Single-Family 365.2 215.5 467.3 590.9 1,002.7 2,641.6000000000004 1,280.3 1,361.3000000000004 Commercial 1,222.5 160.1 424.9 527.6 155 2,490.1999999999998 1,351.5 1,138.6999999999998 Consumer 224.5 11.6 48.5 23.4 10.6 318.7 216.79999999999998 101.9 Other1 308.7 27.3 61.9 62.6 238.2 698.6 303.10000000000002 395.5 Total 6,305 1,080.6999999999998 3,605.5000000000005 3,434.9 2,419.4999999999995 16,845.7 7,758.5 9,087.2000000000007 Weighted average rate 8.2299999999999998E-2 5.8599999999999999E-2 4.82E-2 5.16E-2 4.36E-2 6.1199999999999997E-2 7.51E-2 4.99E-2 Repricing Term Rate Structure 3 mo or less 3-12 mo 1-3 years 3-5 years Over 5 years Total Variable Fixed RE - Construction 2,154.8000000000002 173.7 397 362.2 56.5 3,144.2 2,136.6 1,007.5999999999999 RE - Commercial 2,029.3 492.5 2,205.9 1,868.2 956.5 7,552.4000000000005 2,470.1999999999998 5,082.2000000000007 RE - Single-Family 365.2 215.5 467.3 590.9 1,002.7 2,641.6000000000004 1,280.3 1,361.3000000000004 Commercial 1,222.5 160.1 424.9 527.6 155 2,490.1999999999998 1,351.5 1,138.6999999999998 Consumer 224.5 11.6 48.5 23.4 10.6 318.7 216.79999999999998 101.9 Other1 308.7 27.3 61.9 62.6 238.2 698.6 303.10000000000002 395.5 Total 6,305 1,080.6999999999998 3,605.5000000000005 3,434.9 2,419.4999999999995 16,845.7 7,758.5 9,087.2000000000007 Weighted average rate 8.2299999999999998E-2 5.8599999999999999E-2 4.82E-2 5.16E-2 4.36E-2 6.1199999999999997E-2 7.51E-2 4.99E-2

Capital: Maintained strong capital position while growing tangible book value per share 1 4Q23 data as of December 31, 2023, Q3 23 data as of September 30, 2023, and Q4 22 data as of December 31, 2022 2 Non-GAAP measure that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliation 3 Market conditions and our capital needs (among other things) will drive decisions regarding additional, future stock repurchases Well Capitalized 5.0% Tier 1 Leverage Ratio1 CET 1 Capital Ratio1 Well Capitalized 6.5% Tier 1 Risk-Based Capital Ratio1 Total Risk-Based Capital Ratio1 Well Capitalized 10.0% Well Capitalized 8.0% Book Value Per Common Share1 6% Tangible Book Value Per Common Share 1,2 Capital Ratios (at 12/31/23) CET 1 Capital Ratio 12.11% CET 1 Capital Ratio, Including AOCI2 10.14% Equity to Assets 12.53% Tangible Common Equity Ratio2 7.69% +11% Cash Dividend and Share Repurchase Program3 No shares were purchased during the fourth quarter of 2023 In January 2024, the Board authorizes a new $175 million share repurchase program and a 5 percent increase in the cash dividend +8%

Loan Portfolio

Well-diversified, granular portfolio with no significant industry or geographic concentrations Highly focused on maintaining conservative underwriting standards and structure guidelines while emphasizing prudent pricing discipline Very limited exposure to Shared National Credits (SNCs) SNCs total <1% of total loans Additional banking relationships with all borrowers No exposure to leveraged lending 2024 Outlook: Low single digit growth Loan Portfolio Highlights Unfunded Commitments $ in millions Mortgage Warehouse Agricultural Loans: Risk profile reflects well-diversified, granular portfolio and conservative culture Total loans at 12/31/23 Total loans at 9/30/23 Linked Quarter Loan Growth $ in millions Total Loans RE - Commercial RE - Construction Commercial RE – Single Family Loan Portfolio Waterfall $ in millions Consumer & Other Funded loans /advances Paydowns/ payoffs 85% variable rate 68% tied to Prime 32% tied to SOFR $3,880 $4,049 $4,443 $4,725 $5,000

Loans: In focus sectors continue to perform extremely well with conservative LTV levels

Loan Portfolio – Geographic diversification

By State


18%
39%
2%
5%
$16.5B[1]
9%
13%
14%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Top 10 MSAs	% of Total Loans[1]	% of Total Commitments[1]
Dallas-Plano-Irving	12.5%	13.1%
Houston-Sugarland-Baytown	11.1%	11.4%
Fort Worth-Arlington	6.2%	6.1%
Nashville-Davidson-Murfreesboro	5.4%	6.4%
Memphis	5.3%	5.0%
Little Rock-North Little Rock-Conway	4.9%	4.7%
St. Louis	4.4%	3.9%
Fayetteville-Springdale-Rogers	3.9%	3.8%
Oklahoma City	2.6%	2.4%
Jonesboro, AR	2.0%	2.0%

Office Portfolio (non-owner occupied)

By State


17%
2%
3%
43%
$0.9B
10%
11%
14%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 12/31/23
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$2.3M
Median Loan Size	$0.5M
Number of Loans <$1M	65%
Average LTV	49.1%
Weighted Average LTV	55.8%

Multifamily

By State


16%
39%
9%
$1.4B
6%
5%
13%
12%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 12/31/23
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$3.6M
Median Loan Size	$0.7M
Number of Loans <$1M	61%
Average LTV	52.3%
Weighted Average LTV	60.4%

Construction-Land Development

By State


26%
44%
$3.1B
3%
3%
3%
12%
9%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 12/31/23
NPL Ratio	0.08%
Past Due 30+ Days	0.09%
Average Loan Size	$1.3M
Median Loan Size	$0.3M
Number of Loans <$1M	83%
Average LTV	56.4%
Weighted Average LTV	57.6%

Data shown above as of December 31, 2023

1 Total loans and commitments excluding credit card portfolio and mortgage warehouse

20

Loans: Pipelines represent opportunities that meet pricing and disciplined credit appetite 1 Rate ready to close represents the weighted average rate on commercial loans that are ready to close and does not include fees, including FAS 91 fees, associated with those commercial loans Rate Ready to Close1 4.45% 5.84% 6.85% 7.32% 7.94% 8.43% 8.44% Commercial Loan Pipeline by Category $ in millions Mortgage Loan Volume $ in millions $1,048 Pipeline Highlights Focused on maintaining prudent underwriting standards and pricing discipline given projections surrounding near-term future economic growth While loan growth has moderated throughout the year, as expected, linked quarter increase in ready to close loans represents ability to capitalize on opportunities that meet pricing and disciplined credit appetite Commercial loan pipeline increased for second consecutive quarter Mortgage loan originations in 4Q23: 82% purchase 18% refinance $689 $877

Credit Quality

Credit Quality: Key credit quality metrics remain near historical lows

Nonperforming loans / loans[1]



Strategic decision to de-risk certain elements of the loan portfolio through planned run-off of particular acquired non-relationship credits
0.81%
0.67%
0.65%
0.96%
0.57%
0.37%
Annual
0.38%
0.43%
0.49%
0.50%
Quarterly
2017 2018 2019 2020 2021 2022
1Q23 2Q23 3Q23 4Q23

Nonperforming assets / total assets[1]



Annual
Quarterly
0.83%
0.64%
0.55%
0.64%
0.31%
0.23%
0.26%
0.28%
0.32%
0.33%
2017 2018 2019 2020 2021 2022
1Q23 2Q23 3Q23 4Q23

Net charge-offs to average loans[2]



NCO Ratio (as reported)
NCO Ratio (excluding single credit)(3)
Annual
Quarterly
2023 Annual 12 bps
0.31%
0.21%
0.24%
0.45%
0.13%
0.09%
0.03%
0.04%
0.28%
0.11%
0.05%
2017 2018 2019 2020 2021 2022
1Q23 2Q23 3Q23 4Q23

Credit card portfolio net charge-off ratio[2]



1.61%
1.64%
1.86%
1.60%
1.40%
1.44%
Annual
1.69%
2.25%
2.19%
2.49%
Quarterly
2017 2018 2019 2020 2021 2022
1Q23 2Q23 3Q23 4Q23

Key Credit Metrics:

▪ Average FICO Scores	753
▪ Balance Weighted Average FICO Score	747
▪ Line Utilization	20%

Past due 30+ days / total loans[1]



Annual
Quarterly
0.29%
0.19%
0.24%
0.21%
0.11%
0.18%
0.15%
0.10%
0.11%
0.24%
2017 2018 2019 2020 2021 2022
1Q23 2Q23 3Q23 4Q23

Increase in loans past due 30+ days primarily associated with an increase in Real Estate – Single Family loan portfolio

Credit Quality Highlights

- Net charge-offs of 11 bps in 4Q23. Full-year 2023 net charge-offs of 12 bps
- Provision for credit losses on loans exceeded net charge-offs in the quarter by $6.7 million during 4Q23
- During 4Q23, received the remaining $6.7 million payoff of a commercial credit originally totaling approximately $9.6 million that was placed on nonaccrual status during 2Q23, resulting in no loss of principal or interest.
- ACL to total loans ended 4Q23 at 1.34%
- NPL coverage ratio ended 4Q23 at 267%, unchanged from 3Q23 levels

Source: S&P Global Market Intelligence 2017 – 2022
1 As of December 31, for each respective year shown above; quarterly data as of the end of the quarter for each respective period
2 Net charge-offs to average loans for the full-year for each respective year shown above; quarterly annualized data for each respective quarter
3 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliation

23

ACL: Reflects current economic forecast and composition of loan portfolio Note: Numbers may not add due to rounding ACL – Allowance for Credit Losses on Loans 1 As of December 31, for each respective year shown above; quarterly data as of the end of the quarter for each respective period $ in millions ACL ACL / Loans ACL as of 9/30/22 $ 197.6 1.27% 4Q22 Provision - 4Q22 Net Charge-Offs (5.1) Day 1 PCD Allowance Adjustment (Spirit) 4.5 ACL as of 12/31/22 $ 197.0 1.22% 1Q23 Provision 10.9 1Q23 Net Charge-Offs (1.3) ACL as of 3/31/23 $ 206.6 1.25% 2Q23 Provision 5.1 2Q23 Net Charge-Offs (1.6) ACL as of 6/30/23 $ 210.0 1.25% 3Q23 Provision 20.2 3Q23 Net Charge-Offs (11.7) ACL as of 9/30/23 $ 218.5 1.30% 4Q23 Provision 11.2 4Q23 Net Charge-Offs (4.5) ACL as of 12/31/23 $ 225.2 1.34% Allowance for Credit Losses on Loans and Loan Coverage Reserve for Unfunded Commitments $ in millions As of 12/31/22 As of 3/31/23 As of 6/30/23 As of 9/30/23 As of 12/31/23 Unfunded Commitments $5,000 $4,725 $4,443 $4,049 $3,880 Reserve for Unfunded Commitments $41.9 $41.9 $36.9 $25.6 $25.6 Provision for Unfunded Commitments - - $(5.0) $(11.3) - Reserve / Unfunded Balance 0.84% 0.89% 0.83% 0.63% 0.66% ACL Methodology as of 12/31/23: Moody’s December 2023 scenarios with management’s weighting: Baseline (70%) / S1 (20%) / S3 (10%) Total credit coverage / total commitments: 1.21% ACL / Loans (%) and ACL ($)1 $ in millions

Breakout: Loan portfolio by category

$ in millions	as of September 30, 2023 Balance $	% of Total Loans	as of December 31, 2023 Balance $	% of Total Loans	Nonperforming $	Past Due 30+ Days $	Classified $	Unfunded Commitment $	ACL %	Unfunded Commitment Reserve
Total Loan Portfolio										
Consumer - Credit Card	192	1%	191	1%	1	2	1	-	3.1%	-
Consumer - Other	113	-	128	1%	1	1	-	26	2.4%	1.1%
Real Estate - Construction	3,022	18%	3,144	18%	2	3	4	1,922	1.6%	1.1%
Real Estate - Commercial	7,565	45%	7,552	45%	12	3	229	233	1.1%	0.4%
Real Estate - Single-family	2,658	16%	2,642	16%	27	24	32	321	1.7%	0.4%
Commercial	2,477	15%	2,490	15%	40	8	61	1,259	1.4%	0.1%
Mortgage Warehouse	158	1%	167	1%	-	-	-	-	0.2%	-
Agriculture	297	2%	233	1%	1	-	1	119	0.5%	0.1%
Other	290	2%	299	2%	-	-	-	-	0.8%	0.8%
Total Loan Portfolio	**16,772**	**100%**	**16,846**	**100%**	**84**	**41**	**328**	**3,880**	**1.34%**	**0.7%**
Loan Concentration (Holding Company Level):										
C&D	102%		106%							
CRE	274%		275%							
Select Loan Categories										
Retail	1,285	8%	1,274	8%	1	-	8	101	1.1%	0.9%
Nursing / Extended Care	305	2%	294	2%	-	-	101	2	5.3%	0.1%
Healthcare	577	3%	586	3%	5	-	15	120	1.1%	0.4%
Multifamily	1,307	8%	1,409	8%	-	-	15	822	0.8%	0.6%
Hotel	720	4%	695	4%	5	-	68	71	2.6%	1.5%
Restaurant	508	3%	513	3%	2	-	5	30	1.0%	0.3%
NOO Office	906	5%	899	5%	-	-	5	79	1.9%	2.5%
NOO Industrial Warehouse	1,540	9%	1,610	10%	-	-	-	331	0.3%	0.5%

25

Appendix

Non-GAAP Reconciliations   Q4 Q1 Q2 Q3 Q4 $ in thousands, except per share data 2022 2023 2023 2023 2023 Calculation of Adjusted Earnings Net Income $ 83,260 $ 45,589 $ 58,314 $ 47,247 $ 23,907 Certain items Merger related costs 35 1,396 19 5 - Branch right sizing, net 1,104 979 95 547 3,846 Loss (gain) on sale of securities 52 - 391 - 20,218 Gain on insurance settlement (4,074) - - - - Early retirement program - - 3,609 1,557 1,032 FDIC special assessment - - - - 10,521 Tax effect⁽¹⁾ _ 754 (621) (1,074) (552) (9,309) Certain items, net of tax (2,129) 1,754 3,040 1,557 26,308 Adjusted earnings (non-GAAP) $ 81,131 $ 47,343 $ 61,354 $ 48,804 $ 50,215 Calculation of Earnings and Adjusted Earnings per Diluted Share Earnings available to common shareholders $ 83,260 $ 45,589 $ 58,314 $ 47,247 $ 23,907 Diluted earnings per share $ 0.65 $ 0.36 $ 0.46 $ 0.37 $ 0.19 Adjusted earnings available to common shareholders (non-GAAP) $ 81,131 $ 47,343 $ 61,354 $ 48,804 $ 50,215 Adjusted diluted earnings per share (non-GAAP) $ 0.64 $ 0.37 $ 0.48 $ 0.39 $ 0.40 (1) Effective tax rate of 26.135%

Non-GAAP Reconciliations

$ in thousands	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Calculation of Pre-Provision Net Revenue (PPNR)					
Net interest income	$ 193,026	$ 177,835	$ 163,230	$ 153,433	$ 155,628
Noninterest income	44,647	45,835	44,980	42,777	21,974
Less: Noninterest expense	142,575	143,228	139,696	131,998	148,139
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 95,098	$ 80,442	$ 68,514	$ 64,212	$ 29,463
Calculation of Adjusted Pre-Provision Net Revenue					
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 95,098	$ 80,442	$ 68,514	$ 64,212	$ 29,463
Plus: (Gain) loss on sale of securities	52	-	391	-	20,218
Plus: Merger related costs	35	1,396	19	5	-
Plus: Branch right sizing costs, net	1,104	979	95	547	3,846
Plus: FDIC special assessment	-	-	-	-	10,521
Plus: Early Retirement Program	-	-	3,609	1,557	1,032
Less: Gain on insurance settlement	(4,074)	-	-	-	-
Adjusted Pre-Provision Net Revenue (non-GAAP)	$ 92,215	$ 82,817	$ 72,628	$ 66,321	$ 65,080
Calculation of Book Value and Tangible Book Value per Share					
Total common stockholders' equity	$ 3,269,362	$ 3,339,901	$ 3,356,326	$ 3,285,555	$ 3,426,488
Intangible assets:					
Goodwill	(1,319,598)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(128,951)	(124,854)	(120,758)	(116,660)	(112,645)
Total intangible assets	(1,448,549)	(1,445,653)	(1,441,557)	(1,437,459)	(1,433,444)
Tangible common stockholders' equity (non-GAAP)	$ 1,820,813	$ 1,894,248	$ 1,914,769	$ 1,848,096	$ 1,993,044
Shares of common stock outstanding	127,046,654	127,282,192	126,224,707	125,133,281	125,184,119
Book value per common share	$ 25.73	$ 26.24	$ 26.59	$ 26.26	$ 27.37
Tangible book value per common share (non-GAAP)	$ 14.33	$ 14.88	$ 15.17	$ 14.77	$ 15.92

28

Non-GAAP Reconciliations

$ in thousands, except number of employees (FTE)	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Calculation of Total Revenue and Adjusted Total Revenue					
Net Interest Income (GAAP)	$ 193,026	$ 177,835	$ 163,230	$ 153,433	$ 155,628
Noninterest Income (GAAP)	44,647	45,835	44,980	42,777	21,974
Total Revenue (non-GAAP)	$ 237,673	$ 223,670	$ 208,210	$ 196,210	$ 177,602
Total Revenue (non-GAAP)	$ 237,673	$ 223,670	$ 208,210	$ 196,210	$ 177,602
Less: Gain (loss) on sales of securities	(52)	-	(391)	-	(20,218)
Less: Gain on insurance settlement	4,074	-	-	-	-
Adjusted Total Revenue (non-GAAP)	$ 233,651	$ 223,670	$ 208,601	$ 196,210	$ 197,820
Employees (FTE)	3,236	3,189	3,066	3,005	3,007
Total Revenue per Employee (FTE)	$ 73.46	$ 70.14	$ 67.91	$ 65.29	$ 59.06
Adjusted Total Revenue per Employee (FTE)	$ 72.20	$ 70.14	$ 68.04	$ 65.29	$ 65.79
Calculation of Adjusted Noninterest Income					
Noninterest Income (GAAP)	$ 44,647	$ 45,835	$ 44,980	$ 42,777	$ 21,974
Less: Gain (loss) on sale of securities	(52)	-	(391)	-	(20,218)
Less: Gain on insurance settlement	4,074	-	-	-	-
Adjusted Noninterest Income (non-GAAP)	$ 40,625	$ 45,835	$ 45,371	$ 42,777	$ 42,192
Calculation of Noninterest Income to Total Revenue					
Noninterest Income to Total Revenue	18.79%	20.49%	21.60%	21.80%	12.37%
Adjusted Noninterest Income to Adjusted Total Revenue (non-GAAP)	17.39%	20.49%	21.75%	21.80%	21.33%
Noninterest Income per Employee	$ 13.80	$ 14.37	$ 14.67	$ 14.24	$ 7.31
Adjusted Noninterest Income per Employee (FTE)	$ 12.55	$ 14.37	$ 14.80	$ 14.24	$ 14.03

FTE – Full time equivalent

29

Non-GAAP Reconciliations

$ in thousands	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Calculation of Adjusted Noninterest Expense					
Noninterest Expense (GAAP)	$ 142,575	$ 143,228	$ 139,696	$ 131,998	$ 148,139
Less: Merger related costs	35	1,396	19	5	-
Less: Branch right sizing expense	1,104	979	95	547	3,846
Less: Early retirement program	-	-	3,609	1,557	1,032
Less: FDIC special assessment	-	-	-	-	10,521
Adjusted Noninterest Expense (non-GAAP)	$ 141,436	$ 140,853	$ 135,973	$ 129,889	$ 132,740
Calculation of Noninterest Expense to Average Assets					
Average total assets	$ 27,180,575	$ 27,488,732	$ 27,766,139	$ 27,594,611	$ 27,370,811
Noninterest expense to average total assets	2.08%	2.11%	2.02%	1.90%	2.15%
Adjusted noninterest expense to average assets (non-GAAP)	2.06%	2.08%	1.96%	1.87%	1.92%
Calculation of Efficiency Ratio and Adjusted Efficiency Ratio					
Noninterest Expense (efficiency ratio numerator)	$ 142,575	$ 143,228	$ 139,696	$ 131,998	$ 148,139
Total Revenue	$ 237,673	$ 223,670	$ 208,210	$ 196,210	$ 177,602
Fully taxable equivalent adjustment	6,770	6,311	6,106	6,515	6,511
Efficiency ratio denominator	$ 244,443	$ 229,981	$ 214,316	$ 202,725	$ 184,113
Efficiency ratio (based on GAAP figures)	58.33%	62.28%	65.18%	65.11%	80.46%
Adjusted Noninterest Expense (non-GAAP) (reconciliation shown on page 30)	$ 141,436	$ 140,853	$ 135,973	$ 129,889	$ 132,740
Less: Other real estate and foreclosure expense	350	186	289	228	189
Less: Amortization of intangible assets	4,108	4,096	4,098	4,097	4,015
Adjusted efficiency ratio numerator (non-GAAP)	$ 136,978	$ 136,571	$ 131,586	$ 125,564	$ 128,536
Adjusted Total Revenue (non-GAAP) (reconciliation shown on page 29)	$ 233,651	$ 223,670	$ 208,601	$ 196,210	$ 197,820
Fully taxable equivalent adjustment	6,770	6,311	6,106	6,515	6,511
Adjusted efficiency ratio denominator non-GAAP)	$ 240,421	$ 229,981	$ 214,707	$ 202,725	$ 204,331
Adjusted Efficiency Ratio (non-GAAP)	56.97%	59.38%	61.29%	61.94%	62.91%

FTE – Full time equivalent
Fully taxable equivalent adjustment using an effective tax rate of 26.135%

30

Non-GAAP Reconciliations

$ in thousands	Q4 2022	Q3 2023	Q4 2023
Calculation of Adjusted Salaries and Employee Benefits			
Salaries and employee benefits (GAAP)	$ 73,018	$ 67,374	$ 66,982
Less: Early retirement program	-	1,557	1,032
Less: Other	-	-	(2)
Total Adjusted Salaries and Employee Benefits (non-GAAP)	$ 73,018	$ 65,817	$ 65,952
Calculation of Adjusted Deposit Insurance			
Deposit insurance (GAAP)	$ 3,680	$ 4,672	$ 15,220
Less: FDIC special assessment	-	-	10,521
Total Adjusted Deposit Insurance (non-GAAP)	$ 3,680	$ 4,672	$ 4,699
Calculation of Adjusted Occupancy Expense, Net			
Occupancy expense, net (GAAP)	$ 11,620	$ 12,020	$ 11,733
Less: Branch right sizing expense	151	78	133
Total Adjusted Occupancy Expense (non-GAAP)	$ 11,469	$ 11,942	$ 11,600
Calculation of Adjusted Other Noninterest Expense			
Other noninterest expense (GAAP)	$ 48,480	$ 42,582	$ 48,570
Less: Branch right sizing expense	953	466	3,708
Total Adjusted Other Noninterest Expense (non-GAAP)	$ 47,527	$ 42,116	$ 44,862
Calculation of Adjusted Provision for Income Taxes			
Provision for income taxes (GAAP)	$ 11,812	$ 9,243	$ (4,473)
Less: Tax effect of certain items (non-GAAP) (reconciliation shown on page 27)	754	(552)	(9,309)
Adjusted provision for income taxes (non-GAAP)	$ 11,058	$ 9,795	$ 4,836

Fully taxable equivalent adjustment using an effective tax rate of 26.135%

31

Non-GAAP Reconciliations

$ in thousands	Q4 2022	Q3 2023	Q4 2023
Calculation of Tangible Common Equity (TCE)			
Total common stockholders' equity	$ 3,269,362	$ 3,285,555	$ 3,426,488
Total assets	$ 27,461,061	$ 27,564,325	$ 27,345,674
Less: Intangible assets	(1,448,549)	(1,437,459)	(1,433,444)
Total tangible assets	$ 26,012,512	$ 26,126,866	$ 25,912,230
Common equity to total assets	11.91%	11.92%	12.53%
Tangible common equity to tangible common assets (non-GAAP)	7.00%	7.07%	7.69%
Calculation of CET 1 Capital Ratio, Including the Impact of AOCI			
Total stockholders' equity	$ 3,269,362	$ 3,285,555	$ 3,426,488
CECL transition provision	92,619	61,746	61,746
Disallowed allowed intangible assets, net of deferred tax	(1,412,667)	(1,402,682)	(1,398,810)
Unrealized loss (gain) on available for sale securities (AOCI)	517,560	544,380	404,375
Total tier 1 capital (CET 1)	$ 2,466,874	$ 2,488,999	$ 2,493,799
Total tier 1 capital (CET 1)	$ 2,466,874	$ 2,488,999	$ 2,493,799
Less: Unrealized loss (gain) on available for sale securities (AOCI)	517,560	544,380	404,375
Total tier 1 capital, including AOCI (non-GAAP)	$ 1,949,314	$ 1,944,619	$ 2,089,424
Risk weighted assets	$ 20,738,727	$ 20,703,669	$ 20,599,238
CET 1 capital ratio	11.90%	12.02%	12.11%
CET 1 capital ratio, including AOCI	9.40%	9.39%	10.14%

FTE - Fully taxable equivalent adjustment using an effective tax rate of 26.135%

32

Non-GAAP Reconciliations FTE - Fully taxable equivalent adjustment using an effective tax rate of 26.135%   Q4 Q3 Q4 $ in thousands 2022 2023 2023 Calculation of Uninsured, Non-Collateralized Deposit Coverage Ratio Uninsured deposits at Simmons Bank $ 8,913,990 $ 8,143,200 $ 8,328,444 Less: Collateralized deposits (excluding portion that is FDIC insured) 2,759,248 2,835,405 2,846,716 Less: Intercompany eliminations ____ _529,042 ______676,840 ______728,480 Total uninsured, non-collateralized deposits $ 5,625,700 $ 4,630,955 $ 4,753,248 FHLB borrowing availability $ 5,442,000 $ 5,372,000 $ 5,401,000 Unpledged securities 3,180,000 4,124,000 3,817,000 Fed funds lines, Fed discount window and Bank Term Funding Program 1,982,000 1,951,000 1,998,000 Additional liquidity sources $ 10,604,000 $ 11,447,000 $ 11,216,000 Uninsured, non-collateralized deposit coverage ratio 1.9x 2.5x 2.4x Calculation of Net Charge-Off Ratio Net charge-offs $ 11,641 Less: Partial charge-off of nursing/extended care related loan ______ 9,600 Net charge offs excluding nursing/extended care related credit $ 2,041 Average total loans $ 16,758,597 Net charge-offs as a percentage of average total loans (annualized) (NCO ratio) 0.28% NCO ratio, excluding nursing/extended care related credit (annualized) 0.05%

Nasdaq: SFNC 4th Quarter 2023 Earnings Presentation Contents 3 Company Profile 4 4Q23 Financial Highlights 12 Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital 18 Loan Portfolio 22 Credit Quality 26Appendix